Exhibit 10.63

 Execution Copy

LICENSE AGREEMENT

BETWEEN

MEDTRONIC, INC.,

WARSAW ORTHOPEDIC, INC.

AND

ACORDA THERAPEUTICS, INC.

JUNE 27, 2011

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted
portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission.

Execution Copy

TABLE OF CONTENTS	Page(s)

Article 1	DEFINITIONS	1

Article 2	DEVELOPMENT, REGULATORY AND COMMERCIALIZATION	14

2.1	Medtronic Disclosures and Technology Transfers	14

2.2	Development of Exclusive Products and Licensed Products	15

2.3	Regulatory Matters	16

2.4	Non-Compete	16

2.5	Performance; Subcontracting	16

2.6	Reports	16

2.7	Commercialization of Exclusive Products and Licensed Products	17

2.8	Diligence	17

Article 3	GRANT OF RIGHTS; ASSIGNMENT OF REGULATORY DOCUMENTATION	18

3.1	Grants to Acorda	18

3.2	Assignment of Regulatory Documentation and Product Data	19

3.3	Confirmatory Patent License	20

3.4	Loss of Exclusivity	20

Article 4	CONSIDERATION	21

4.1	License Fee	21

4.2	Milestone Payments	21

4.3	Royalties	23

4.4	Taxes	26

4.5	Mode of Payment	26

4.6	Interest on Late Payments	26

4.7	Financial Records	26

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4.8	Audit	27

4.9	Audit Dispute	27

4.10	Confidentiality	27

Article 5	INTELLECTUAL PROPERTY	27

5.1	Ownership of Intellectual Property	27

5.2	Maintenance and Prosecution of Patents	28

5.3	Enforcement of Patents	30

5.4	Infringement Claims by Third Parties	31

5.5	Invalidity or Unenforceability Defenses or Actions	33

5.6	Product Trademarks	34

5.7	Covenant Regarding Patent Challenges	34

Article 6	RECALL	35

6.1	Notification and Recall	35

6.2	Recall Expenses	35

Article 7	CONFIDENTIALITY AND NON-DISCLOSURE	35

7.1	Confidentiality Obligations	35

7.2	Permitted Disclosures.	36

7.3	Use of Name.	37

7.4	Press Releases	38

7.5	Publications	38

7.6	Return or Destruction of Confidential Information	38

Article 8	REPRESENTATIONS AND WARRANTIES	38

8.1	Representations, Warranties and Covenants	38

8.2	Additional Representations, Warranties and Covenants of Acorda	39

8.3	Additional Representations, Warranties and Covenants of Medtronic	39

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8.4	DISCLAIMER OF WARRANTY	42

Article 9	INDEMNITY	42

9.1	Indemnification of Medtronic	42

9.2	Indemnification of Acorda	42

9.3	Notice of Claim	42

9.4	Control of Defense	43

9.5	Limitation on Damages and Liability	44

9.6	Insurance	45

Article 10	TERM AND TERMINATION	45

10.1	Term	45

10.2	Termination of this Agreement in its Entirety for Material Breach	45

10.3	Termination by Acorda	45

10.4	Termination Upon Insolvency	45

10.5	Rights in Bankruptcy	46

10.6	Consequences of Termination	46

10.7	Accrued Rights; Surviving Obligations	47

Article 11	MISCELLANEOUS	47

11.1	Force Majeure	47

11.2	Provision of Privileged Information	48

11.3	Export Control	48

11.4	Assignment	48

11.5	Severability	48

11.6	Governing Law, Jurisdiction, Venue and Service	49

11.7	Dispute Resolution	49

11.8	Notices	50

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11.9	Entire Agreement; Amendments	51

11.10	English Language	51

11.11	Equitable Relief	51

11.12	Waiver and Non-Exclusion of Remedies	52

11.13	No Benefit to Third Parties	52

11.14	Further Assurance	52

11.15	Relationship of the Parties	52

11.16	Counterparts	52

11.17	References	52

11.18	Construction	52

Schedules

Schedule 1.8	Assigned Trademarks
Schedule 1.108	Scheduled Patents

 Execution Copy

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted
portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission.

LICENSE AGREEMENT

This License Agreement (this “Agreement”) is made and entered into effective as of June 27, 2011 (the “Effective Date”) by and between Medtronic, Inc., a Minnesota corporation, having a place of business at 710 Medtronic Parkway NE, Minneapolis, MN 55432-5604, Warsaw Orthopedic, Inc., an Indiana corporation, having a place of business at 2500 Silveus Crossing, Warsaw, Indiana 46581 (“Warsaw;” collectively with Medtronic, Inc., “Medtronic”) and Acorda Therapeutics, Inc., a Delaware corporation, having its place of business at 15 Skyline Drive, Hawthorne, New York 10532 (“Acorda”).  Medtronic and Acorda are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”
RECITALS

WHEREAS, Medtronic is the owner of proprietary rights with respect to Exclusive Products and Licensed Products (each as defined below), and was engaged in the development of certain of such products;

WHEREAS, Acorda is interested in further developing and commercializing the Exclusive Products and Licensed Products; and

WHEREAS, Medtronic and its Affiliates desire to grant to Acorda and Acorda desires to take certain exclusive and non-exclusive licenses to develop and commercialize the above-mentioned Exclusive Products and Licensed Products in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants of the Parties contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

ARTICLE 1
DEFINITIONS

Unless otherwise specifically provided herein, the following terms shall have the following meanings:

1.1 “Acorda” has the meaning set forth in the preamble hereto.

1.2 “Acorda Indemnitees” has the meaning set forth in Section 9.1.

1.3 “Acorda Product” means an Exclusive Product or a Licensed Product that is being Exploited in the Field by or on behalf of, or is otherwise controlled by, Acorda, its Affiliates, or its Sublicensees or Distributors.

1.4 “Affiliate” means, with respect to a Person, any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such first Person.  For purposes of this definition, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” mean (a) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities, by contract relating to voting rights or corporate governance, or otherwise, or (b) the

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted
portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of a Person.

1.5 “Agreement” has the meaning set forth in the preamble hereto.

1.6  [***].

1.7“Applicable Law” means applicable laws, rules and regulations, including any rules, regulations, guidelines or other requirements of the Regulatory Authorities, that may be in effect from time to time in the Territory.

1.8 “Assigned Trademarks” means the Trademarks set forth on Schedule 1.8 and any registrations thereof and any pending applications relating thereto.

1.9 “Authorized Generic Version” means, with respect to an Acorda Product being sold in a particular country, any other pharmaceutical product that (a) is sold under the Drug Approval Application for such Acorda Product in such country, (b) is sold under a different Trademark than such Acorda Product (as sold by Acorda, its Sublicensees or its or their Affiliates) or under a generic name with no Trademark in such country and (c) in the United States, has a National Drug Code number that differs from the National Drug Code number for such Acorda Product (other than on a temporary basis as may be necessary to launch the Authorized Generic Version in the applicable market).

1.10 “Authorized Representative” has the meaning set forth in Section 11.7.1.

1.11 “Biomembrane Sealing Agent” means [***].

1.12 “Breaching Party” has the meaning set forth in Section 10.2.

1.13 “Business Day” means a day that is not Saturday, Sunday or a day on which banking institutions in New York, New York are authorized or required by law to remain closed.

1.14 “Calendar Quarter” means each successive period of three (3) calendar months commencing on January 1, April 1, July 1 and October 1; provided, however, that the first Calendar Quarter of the Term shall commence on the Effective Date and end on the day immediately prior to the first to occur of January 1, April 1, July 1 or October 1 after the Effective Date, and the last Calendar Quarter shall end on the last day of the Term.

1.15 “Calendar Year” means each successive period of twelve (12) calendar months commencing on January 1 and ending on December 31; provided, however, that the first Calendar Year of the Term shall commence on the Effective Date and end on December 31 of the year in which the Effective Date occurs, and the last Calendar Year shall end on the last day of the Term.

1.16 “Change of Control” of a Person means the occurrence of any of the following events:

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portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission

(a) a sale of all or substantial portion of the assets of such Person in a single transaction or in a series of related transactions;

(b) a liquidation or dissolution of such Person;

(c) a merger or consolidation involving such Person after the completion of which: (i) in the case of a merger (other than a triangular merger) or a consolidation, the beneficial shareholders of such Person immediately prior to the completion of such merger or consolidation beneficially own, directly or indirectly, outstanding voting securities representing no more than fifty percent (50%) of the combined voting power of the surviving entity in such merger or consolidation, and (ii) in the case of a triangular merger, the beneficial shareholders of such Person immediately prior to the completion of such triangular merger beneficially own, directly or indirectly, outstanding voting securities representing no more than fifty percent (50%) of the combined voting power of the parent of the surviving entity in such merger; or

(d) an acquisition by any Person or “group”, including in a merger or consolidation of the type referred to in clause “(c)” of this definition, of beneficial ownership of outstanding voting securities representing more than fifty percent (50%) or more of the combined voting power (in a single transaction or series of transactions).

1.17 “Clinical Studies” means human clinical trials and other tests and studies in human subjects of an Exclusive Product or a Licensed Product, including such trials, tests and studies that are required by Applicable Law or are otherwise required by the Regulatory Authorities to obtain or maintain Regulatory Approvals for such product.

1.18 “CMC Data” means the chemistry, manufacturing and controls data required by Applicable Law to be included in a New Drug Application or in any other Drug Approval Application outside the United States.

1.19 “Combination Product” means [***].

1.20 “Commercialization” means, with respect to an Exclusive Product or a Licensed Product, any and all activities (whether before or after Regulatory Approval thereof) directed to the marketing, selling, offering for sale, detailing and promotion of such product after Regulatory Approval for commercial sale has been obtained, and shall include marketing, promoting, detailing, marketing research, distributing, offering to commercially sell, commercially selling, obtaining pricing and reimbursement approvals, market research, advertising, importing and exporting such product, transporting such product for commercial sale and regulatory affairs with respect to the foregoing.  When used as a verb, “Commercializing” means to engage in Commercialization and “Commercialize” and “Commercialized” shall have corresponding meanings.

1.21 “Commercially Reasonable Efforts” means, with respect to the Development or Commercialization of an Exclusive Product or a Licensed Product, [***].

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted
portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission

1.22 “Complaining Party” has the meaning set forth in Section 10.2.

1.23 “Confidential Information” has the meaning set forth in Section 7.1.1.

1.24 “Control” means, with respect to any Information, Know-How, Regulatory Documentation, Patent, Trademark or other intellectual property right, possession of the right, whether directly or indirectly, and whether by ownership, license or otherwise (other than by operation of the license and other grants in Article 3), to assign or grant, or direct the assignment or grant of, a license, sublicense or other right to or under such Information, Know-How, Regulatory Documentation, Patent, Trademark or other intellectual property right as provided for herein without violating the terms of any agreement or other binding arrangement with any Third Party, provided that if a Third Party’s consent is required under any such agreement to assign or grant, or direct the assignment or grant of, any such license, sublicense or other right, the Party to such agreement shall use commercially reasonable efforts to promptly secure such consent.

1.25 “Conversion Notice” has the meaning set forth in Section 1.1.1.

1.26 “CREATE Act” has the meaning set forth in Section 5.2.8.

1.27 “DDMAC” means the Division of Drug Marketing, Advertising and Communications of the FDA and any successor agency thereto.

1.28 “Designated Counsel” has the meaning set forth in Section 5.2.1.

1.29 “Designated Party” has the meaning set forth in Section 5.2.1.

1.30  [***].

1.31 “Development” means, with respect to an Exclusive Product or a Licensed Product, all activities related to research, preclinical and other non-clinical testing, test method development and stability testing, toxicology, formulation, process development, packaging development, Clinical Studies, statistical analysis and report writing, the preparation and submission of Drug Approval Applications, regulatory affairs with respect to the foregoing and all other activities necessary or reasonably useful or otherwise required by a Regulatory Authority as a condition or in support of obtaining or maintaining a Regulatory Approval for such product.  When used as a verb, “Develop” means to engage in Development.

1.32 “Disclosing Party” has the meaning set forth in Section 7.1.1.

1.33 “Dispute” has the meaning set forth in Section 11.7.1.

1.34 “Distributor” has the meaning set forth in Section 3.1.3.

1.35 “Dollars” or “$” means United States Dollars.

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted
portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission

1.36 “Drug Approval Application” means a New Drug Application (an “NDA”) as defined in the FFDCA and the regulations promulgated thereunder, or any corresponding foreign application in the Territory, including, with respect to the European Union, a Marketing Authorization Application filed with the EMEA pursuant to the centralized approval procedure or with the applicable Regulatory Authority of a country in European Union with respect to the mutual recognition or any other national approval procedure.

1.37 “Effective Date” has the meaning set forth in the preamble hereto.

1.38 “EMEA” means the European Medicines Agency and any successor agency thereto.

1.39 “Enforcing Party” has the meaning set forth in Section 5.3.2

1.40 “Europe” means the countries comprising the European Economic Area as it may be constituted from time to time, which as of the Effective Date, consists of the member countries of the European Union, Iceland, Norway, Liechtenstein and Switzerland.

1.41 “European Union” means the economic, scientific and political organization of member states as it may be constituted from time to time, which, as of the Effective Date, consists of Austria, Belgium, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, The Netherlands, Poland, Portugal, Slovakia, Slovenia, Spain, Sweden and the United Kingdom of Great Britain and Northern Ireland and a portion of Cyprus.

1.42 “Exclusive Field” means all Indications other than the Medtronic Field.

1.43 “Exclusive Product” means a product that [***].

1.44 “Exploit” means, with respect to an Exclusive Product or a Licensed Product, to make, have made, import, use, sell or offer for sale, including to research, Develop, Commercialize, Manufacture, register, hold or keep (whether for disposal or otherwise), have used, export, transport, distribute, promote, market or have sold or otherwise dispose of such product.  When used as a noun, “Exploitation” means the act of Exploiting an Exclusive Product or a Licensed Product.

1.45 “FDA” means the United States Food and Drug Administration and any successor agency thereto.

1.46 “FFDCA” means the United States Food, Drug, and Cosmetic Act, as amended from time to time.

1.47 “Field” means the Exclusive Field and the Medtronic Field.

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted
portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission

1.48 “First Commercial Sale” means, with respect to an Acorda Product and country in the Territory, the first sale for use or consumption by the general public of such Acorda Product in such country.

1.49 “Force Majeure Event” has the meaning set forth in Section 11.1.

1.50 “FTE Day” means, with respect to an activity, the equivalent of the work of one (1) employee full time for one day (consisting of at least eight (8) hours) of work directly related to the activity.  Any individual who actually works less than eight (8) hours in a day to such work shall be treated as having worked a partial FTE Day (calculated by dividing the actual number of hours worked by eight (8) hours).  Any individual who actually works more than eight (8) hours in one day shall not be treated as having worked more than one (1) FTE Day.

1.51 “FTE Rate” means [***] per FTE Day.

1.52 “GAAP” means United States generally accepted accounting principles consistently applied.

1.53 “Generic Version” means, with respect to a particular Exclusive Product or a particular Licensed Product in a particular country, a pharmaceutical product that contains [***] and that is authorized for use in the country on the basis of a less than full Drug Approval Application in reliance, in whole or in part, on safety or efficacy data submitted in support of such Exclusive Product or such Licensed Product or on safety or efficacy findings with respect thereto, with or without an express right of reference or other authorization from Acorda or Medtronic, their respective Affiliates, or Acorda’s Sublicensees, including, for example, an abbreviated new drug application under Section 505(j) or a new drug application under Section 505(b)(2) of the FFDCA or any biosimilar application under Section 351(k) of the U.S. Public Health Service Act or other U.S. legislation or any provision of Articles 10, 10a or 10b of Parliament and Council Directive 2001/83/EC as amended (including an application under Article 6.1 of Parliament and Council Regulation (EC) No 726/2004 that relies for its content on Articles 10, 10a or 10b of Parliament and Council Directive 2001/83/EC as amended), and all equivalents (in the United States, European Union or elsewhere) of such provisions.

1.54 “Good Clinical Practices” or “GCP” means the then-current requirements under Applicable Law and international ethical, scientific and quality standards for designing, conducting, recording, analyzing and reporting trials that involve the participation of human subjects, including as set forth in 21 C.F.R. parts 50, 54, 56 and 312 and in the International Conference on Harmonization Guideline for Good Clinical Practice (E6), in each case as amended from time to time.

1.55 “Good Laboratory Practices” or “GLP” means the then-current requirements under Applicable Law for non-clinical laboratory studies that support or are intended to support applications to conduct research in humans or to obtain marketing authorization, including as set forth in 21 C.F.R. part 58 and EC Directives 87/18/EEC, 88/320/EEC and 1999/11/EC, and as otherwise required by the Regulatory Authorities of the Territory, in each case as amended from time to time.

1.56 “Good Manufacturing Practices” or “GMP” means the then-current requirements under Applicable Law for the manufacturing, preparation, processing, labeling, packaging, and distribution of pharmaceutical products (and components thereof), including as set forth in 21 U.S.C. Section 351, 21 C.F.R. parts 210 and 211, European Commission Directive 2003/94/EEC of 08 October 2003, and as otherwise required by the Regulatory Authorities of the Territory, in each case as amended from time to time.

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted
portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission

1.57 “Hatch-Waxman Act” means the Drug Price Competition and Patent Term Restoration Act of 1984, as amended.

1.58 “ICC Rules” has the meaning set forth in Section 11.7.2.

1.59 “IND” means an investigational new drug application filed with the FDA for authorization to commence Clinical Studies, and its equivalent in other countries or regulatory jurisdictions.

1.60 “Indemnification Claim Notice” has the meaning set forth in Section 9.3.

1.61 “Indemnified Party” has the meaning set forth in Section 9.3.

1.62 “Indemnifying Party” means a Party from which indemnification is sought pursuant to Section 9.1 or 9.2.

1.63 “Indication” means the diagnosis, treatment, prevention or cure, or delay in the progression of, as applicable, any specific disease, disorder or condition. When used as an adjective, “Indicated” means having an Indication.

1.64 “Information” means all technical, scientific and other know-how and information, trade secrets, knowledge, technology, means, methods, processes, practices, formulas, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, apparatuses, specifications, data, results and other material, including pre-clinical and clinical trial results, manufacturing procedures, test procedures, and purification and isolation techniques, (whether or not confidential, proprietary, patented or patentable) in written, electronic or any other form now known or hereafter developed, and all other discoveries, developments, inventions (whether or not confidential, proprietary, patented or patentable), and tangible embodiments of any of the foregoing.

1.65 “Initial Transition Period” means the period of time commencing on the Effective Date and ending [***].

1.66 “Invoiced Sales” has the meaning set forth in the definition of “Net Sales.”

1.67 “Joint Know-How” means all Know-How, whether or not patented or patentable, that are conceived, discovered, developed or otherwise made during the Term, as necessary to establish authorship, inventorship or ownership under applicable United States law as such law exists as of the Effective Date irrespective of where such conception, discovery, development or making occurred, under or in connection with this Agreement jointly by one or more employees of or consultants to Medtronic or any of its Affiliates, on the one hand, and one or more employees of or consultants to Acorda, its Sublicensees or any of its or their respective Affiliates, on the other hand, excluding any inventions to the extent claimed or covered by published Joint Patent(s).

1.68 “Joint Patents” means all Patents that claim or cover any Joint Know-How (including, for clarity, any Information that was Joint Know-How prior to the publication of a Patent claiming or covering such Information).

1.69 “Know-How” means any Information that is not generally known.

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portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission

1.70 “Knowledge” means, (a) with respect to Acorda, the good faith understanding of any officer, any employee with a title of vice president or above or any internal legal counsel of Acorda of the facts and information after performing a reasonably diligent investigation with respect to such facts and information, and (b) with respect to Medtronic, the good faith understanding of any officer, any employee with a title of vice president or above or any internal legal counsel of Medtronic, Inc., Warsaw or Medtronic Sofamor Danek U.S.A., Inc. or any other Affiliate of Medtronic of the facts and information after performing a reasonably diligent investigation with respect to such facts and information.

1.71  [***].

1.72 “Licensed Information” means any Information Controlled by Medtronic or its Affiliates [***].

1.73 “Licensed Know-How” means all Know-How Controlled by Medtronic or its Affiliates [***], but excluding any Joint Know-How and any Information to the extent covered or claimed by published Licensed Patent(s) or Joint Patent(s).

1.74 “Licensed Patents” means the (i) Scheduled Patents, (ii) all other Patents Controlled by Medtronic or its Affiliates [***], but excluding any Joint Patents; (iii) any Patents Controlled by Medtronic or its Affiliates during the Term that cover or claim Licensed Information or Licensed Know-How; and (iv) any patents and patent applications claiming priority to a patent or patent application described in clauses (i) or (ii).

1.75 “Licensed Product” means a product that [***].

1.76 “Losses” has the meaning set forth in Section 9.1.

1.77 “Magnesium Compound” means [***].

1.78 “Major Market” means [***].

1.79 “Manufacture” and “Manufacturing” means all activities related to the production, manufacture, processing, filling, finishing, packaging, labeling, shipping and holding of an

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portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission

Exclusive Product or a Licensed Product or any intermediate thereof, including process development, process qualification and validation, scale-up, pre-clinical, clinical and commercial manufacture and analytic development, product characterization, stability testing, quality assurance and quality control.

1.80 “Material Transfer Agreement” means any material transfer agreement, sponsored research agreement or other agreement with a Third Party similar to a material transfer agreement or a sponsored research agreement, in each case relating to Magnesium Compounds, Biomembrane Sealing Agents, Exclusive Products or Licensed Products, or Development of any of the foregoing.

1.81 “Medical Device” means a ‘device’ (other than a Biomembrane Sealing Agent) as such term is defined in Section 201(h) of the FFDCA.

1.82 “Medtronic Field” means any of the following:

    (a) [***];

    (b) [***];

    (c) musculoskeletal therapies [***]; or

    (d) the treatment, reduction or alleviation of pain [***].

1.83 “Medtronic Indemnitees” has the meaning set forth in Section 9.2.

1.84 “Medtronic Product” means a Licensed Product that is not an Exclusive Product that is being Exploited in the Medtronic Field by or on behalf of Medtronic, its Affiliates, or its licensees or distributors (not including Acorda and Acorda’s Affiliates, Sublicensees and Distributors).

1.85 “Milestone Event” means each of the events identified as a milestone event in Section 4.2.1.

1.86 “NDA” has the meaning set forth in the definition of “Drug Approval Application.”

1.87 “Net Sales” means, for any period, the gross invoiced amount on sales of the Acorda Products in the Territory by Acorda and its Affiliates to Third Parties (including Distributors) (“Invoiced Sales”), less deductions for: (a) normal and customary trade or quantity or prompt settlement discounts (including chargebacks and allowances to managed care organizations and other Third Parties) actually allowed; (b) freight, postage, shipping and insurance expenses to the extent that such items are

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portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission included in the gross amount invoiced; (c) amounts repaid or credited by reason of rejection or returns or recalls of goods, rebates or bona fide price reductions determined and actually granted by Acorda or its Affiliates in good faith; (d) rebates, discounts, credits, price concessions, and other payments made with respect to sales paid for, or required as a condition of participation in, or reimbursement under, any program administered or funded by any governmental or regulatory authority in the United States of America (including those rebates, discounts, credits, price concessions and other payments required under the Federal Medicaid drug rebate agreement or any state supplemental Medicaid drug rebate agreement, any agreement with a Medicare Part D prescription drug plan, any Medicare Advantage plan with prescription drug coverage, any plan that qualifies for the retiree drug subsidy or any agreement with the Centers for Medicare & Medicaid Services (CMS) or any contractor for CMS relating to the Medicare coverage gap discount program) or similar state program in the United States of America or equivalent governmental program in any other country, including any rebates, discounts, credits, price concessions and other payments that may be required by any healthcare reform legislation or other Applicable Law, or required by Applicable Law as a condition of coverage by any government program of Acorda Products, that may be enacted or promulgated after the Effective Date; (e) that portion of the annual fee on prescription drug manufacturers imposed by the Patient Protection and Affordable Care Act, Pub. L. No. 111-148 (as amended) attributable to sales of the Acorda Products; (f) excise taxes, value added taxes, sales taxes, consumption taxes and other similar taxes, customs duties, customs levies and import fees imposed on the sale, importation, use or distribution of the Acorda Products; (g) administrative fees paid to group purchasing organizations, pharmacy benefit management entities, managed care organizations and similar entities; (h) any other similar and customary deductions that are consistent with GAAP, or in the case of non-United States sales, other applicable accounting standards; and (i) as an allowance for transportation costs, distribution expenses, special packaging and related insurance charges, [***] of the amount arrived at after application of the provisions of items (a) to (h) above.

Net Sales shall not include transfers by Acorda, its Affiliates, Sublicensees, Distributors, and distributors of Authorized Generic Versions of Acorda Products, of free samples of Acorda Products or clinical trial supplies of Acorda Product, or to patients under patient assistance programs or other transfers or dispositions for charitable, compassionate, promotional, pre-clinical, clinical, Manufacturing, testing or qualification, regulatory or governmental purposes, in cases where such transfer is free of charge or at a de minimis transfer price.

Net Sales shall be calculated using Acorda’s internally audited systems used to report such sales as adjusted for any of items (a) to (i) above not taken into account in such systems.

In the event that an Acorda Product is sold in any country in the form of a Combination Product, Net Sales of such Combination Product shall be adjusted by [***].  If either (i) an Exclusive Product or Licensed Product, as applicable, that contains the Licensed Components as its only active pharmaceutical ingredients or (ii) (A) with respect to an API Combination Product, a product that contains only the Other Components as its only active pharmaceutical ingredient(s) is not sold separately in a particular country, or (B) with respect to a Device Combination Product, the Medical Device is not sold separately in such country, then [***].

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portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission

For purposes of the immediately preceding paragraph, the “invoice price” to be used for each Exclusive Product or Licensed Product that contains only Licensed Components and each product that contains only the Other Components for a particular country shall be for products with a quantity of such components comparable to that used in such Combination Product and of substantially the same class, purity and potency, in each case, with respect to such country.

In the case of pharmacy incentive programs, hospital performance incentive programs, chargebacks, disease management programs, similar programs or discounts on portfolio product offerings, all rebates, discounts and other forms of reimbursements shall be allocated among products on the basis on which such rebates, discounts and other forms of reimbursements were actually granted or, if such basis cannot be determined, in accordance with Acorda’s, its Sublicensees’ or its or their respective Affiliates’ existing allocation method; provided, however, that any such allocation shall be done in accordance with Applicable Law, including any price reporting laws, rules and regulations.

1.88 “Orphan Drug Law” means, with respect to the United States, the Orphan Drug Act of 1983 and the implementing regulations at 21 C.F.R. 316, with respect to the European Union, Regulation (EC) No 141/2000 of the European Parliament and the Council of 16 December 1999 on orphan medicinal products, as implemented by Commission Regulation (EC) No 847/2000, and other similar laws and regulations outside the United States and the European Union.

1.89 “Orphan Product” means, with respect to a country, a pharmaceutical product that is granted a period of regulatory exclusivity under the applicable Orphan Drug Law in such country.

1.90 “Other Components” has the meaning set forth in the definition of “Net Sales.”

1.91 “Owned Patent” has the meaning set forth in Section 8.3.4.

1.92 “Party” and “Parties” each has the meaning set forth in the preamble hereto.

1.93 “Patents” means:  (a) all national, regional and international patents and patent applications, including provisional patent applications; (b) all patent applications filed either from a patent or patent application described in clause (a) or from an application claiming priority to a patent or patent application described in clause (a), including continuing applications, divisionals, continuations, continuations-in-part, provisionals, converted provisionals, and continued prosecution applications; (c) any and all patents that have issued or in the future issue from the foregoing patent applications (clauses (a) and (b)), including utility models, petty patents and design patents and certificates of invention; (d) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications (clauses (a), (b) and (c)); and (e) any similar rights, including so-called pipeline protection, or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any such foregoing patent applications and patents.

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1.94 “Payments” has the meaning set forth in Section 4.4.

1.95 “PEG” means polyethylene glycol.

1.96 “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.

1.97 “Phase II Trial” means a Clinical Study conducted to show that treatment with an Exclusive Product or a Licensed Product produces results that are deemed sufficient by Acorda and the Regulatory Authorities to initiate a Pivotal Phase III Trial.

1.98 “Pivotal Phase III Trial” means a human clinical trial of an Exclusive Product or a Licensed Product on a sufficient number of subjects that is designed to establish that such product is safe and efficacious for its intended use and to determine warnings, precautions and adverse reactions that are associated with such product in the dosage range to be prescribed, which trial, together with earlier human clinical trials of such product, is intended to be sufficient to support Regulatory Approval of such product in a Major Market.

1.99 “Product Data” means all data, reports and results with respect to Exclusive Products and Licensed Products made, collected or otherwise generated under or in connection with the Development thereof.

1.100 “Product Liability Claims” means claims for personal injury or death based on alleged breach of product warranty, strict liability in tort, or negligent product design or manufacture.

1.101 “Product Trademarks” means the Trademarks for Acorda Products selected by Acorda pursuant to Section 2.7.1, any registrations thereof and any pending applications relating thereto.

1.102 “Prosecuting Party” has the meaning set forth in Section 5.2.3.

1.103 “Receiving Party” has the meaning set forth in Section 7.1.1.

1.104  “Regulatory Approval” means, with respect to an Exclusive Product or Licensed Product and country in the Territory, any and all approvals (including Drug Approval Applications), licenses, registrations or authorizations of any Regulatory Authority necessary to commercially distribute, sell or market such product in such country, including, where applicable, (a) pricing or reimbursement approval in such country, (b) pre- and post-approval marketing authorizations and (c) labeling approval.

1.105 “Regulatory Authority” means any applicable supra-national, federal, national, regional, state, provincial or local regulatory agencies, departments, bureaus, commissions, councils or other government entities regulating or otherwise exercising authority with respect to the Exploitation of Exclusive Products or Licensed Products in the Territory.

1.106 “Regulatory Documentation” means all applications, registrations, licenses, authorizations and approvals, all correspondence submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority), and all supporting documents and all clinical studies and tests, in each case, relating to Exclusive Products or Licensed Products, and all data contained in any of the foregoing, including all

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 INDs, Drug Approval Applications, Regulatory Approvals, regulatory drug lists, marketing and promotion documents, Product Data, adverse event files and complaint files, Manufacturing records (including any CMC Data), submission logs, Orphan Product designations and any related documentation that are (i) with respect to any such documents and data relating to Licensed Products that are not Exclusive Products, Controlled by Medtronic and its Affiliates as of the Effective Date or during the Transition Period, and (ii) with respect to any such documents and data relating to Exclusive Products, Controlled by Medtronic and its Affiliates as of the Effective Date or during the Term.

1.107 “Required Information” has the meaning set forth in Section 11.2.

1.108 “Scheduled Patents” means (a) the patents and patent applications set forth on Schedule 1.108, all international counterparts thereof, all provisional applications to which priority is claimed, and all patents and patent applications that claim priority to such provisional applications, Patents, and their international counterparts, (b) all patents and patent applications filed from a patent or patent application described in clause (a), including provisional patent applications, (c) all patents and patent applications claiming priority to a patent or patent application described in clauses (a) or (b), including continuing applications, divisionals, continuations, continuations-in-part, provisionals, converted provisionals, and continued prosecution applications; (d) any and all patents that have issued or in the future issue from the foregoing patent applications (clauses (b) and (c)), including utility models, petty patents and design patents and certificates of invention; and (e) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications (clauses (a), (b), (c) and (d)).

1.109 "Six-Month Notice" has the meaning set forth in Section 3.4.1.

1.110 “Special Medtronic Breach” means [***].

1.111 [***].

1.112 “Sublicensee” has the meaning set forth in Section Section 3.1.2.

1.113 “Successful Completion” means, with respect to a Clinical Study, that the report generated upon completion of such Clinical Study analyzing the complete data package generated by such Clinical Study concludes that the defined end points of such Clinical Study were achieved.

1.114 “Term” has the meaning set forth in Section 10.1.

1.115 “Termination Notice Period” has the meaning set forth in Section 10.2.

1.116 “Territory” means all of the countries and territories of the world.

1.117 “Third Party” means any Person other than Medtronic, Acorda and their respective Affiliates.

1.118 “Third Party Claims” has the meaning set forth in Section 9.1.

1.119 “Trademark” means any word, name, symbol, color, designation or device or any combination thereof, including any trademark, trade dress, brand mark, service mark, trade name,

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brand name, logo or business symbol, whether or not registered, used to identify the source of goods or services.

1.120 “Transition Period” means the Initial Transition Period and, in the event that Acorda elects to extend the Initial Transition Period as set forth in Section 2.1.3, the duration of such extension.

1.121 [***].

1.122  “United States” or “U.S.” means the United States of America and its territories and possessions, including the District of Columbia and the Commonwealth of Puerto Rico.

1.123 “Valid Claim” means, with respect to a particular country, (a) any claim of an issued and unexpired Patent in such country that (i) has not been held permanently revoked, unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction, which decision is unappealable or unappealed within the time allowed for appeal and (ii) has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reexamination, opposition, reissue or disclaimer or otherwise in such country or (b) any claim of a pending Patent application that has not been abandoned or finally disallowed without the possibility of appeal or re-filing of the application, provided that such claim has not been pending for more than [***].

1.124 “VAT” has the meaning set forth in Section 4.4.

1.125 “Warsaw” has the meaning set forth in the preamble hereto.

ARTICLE 2
DEVELOPMENT, REGULATORY AND COMMERCIALIZATION

2.1 Medtronic Disclosures and Technology Transfers.

2.1.1. Development-Related Disclosures.  Subject to Section 11.2, Medtronic shall, and shall cause its Affiliates to, without additional compensation except as set forth in Section 2.1.3:

(a) disclose and provide to Acorda promptly following the Effective Date (to the extent existing as of the Effective Date and not already disclosed and made available to Acorda) copies of all written or other tangible embodiments, in the form and format currently maintained by Medtronic in the ordinary course of business, of Regulatory Documentation with respect to Exclusive Products (including (i) all Product Data, (ii) copies of all regulatory submissions made to the FDA or any other Regulatory Authority by or on behalf of Medtronic or any of its Affiliates with respect to Exclusive Products and (iii) protocols for any ongoing Clinical Studies and proposed designs for any anticipated Clinical Studies with respect to Exclusive Products), and Licensed Information (including Licensed Know-How and any other Product Data) with respect to Exclusive Products;

(b) disclose and provide to Acorda promptly following the Effective Date (to the extent existing as of the Effective Date and not already disclosed and made available to

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Acorda), copies of all written or other tangible embodiments, in the form and format currently maintained by Medtronic in the ordinary course of business, of Licensed Know-How or other Product Data;

(c) during the Transition Period, provide Acorda with all reasonable assistance required in order to transfer the Development of the Exclusive Products and Licensed Products to Acorda in a timely manner and assist Acorda with respect to the Exploitation of Exclusive Products and Licensed Products in the Field.  Without prejudice to the generality of the foregoing, Medtronic shall cause appropriate employees and representatives of Medtronic and its Affiliates to meet with employees of Acorda or its designee at the facilities of Acorda or its designee, from time to time as reasonably designated by Acorda, in order to (i) permit Acorda to acquire expertise on the practical application of the Licensed Know-How and Licensed Information, (ii) effect a smooth and orderly transition of the Development, including any related regulatory, activities to Acorda, and (iii) provide other reasonable assistance on issues arising with respect to the Exploitation of the Exclusive Products and Licensed Products; and

(d) during the Transition Period, take all steps necessary or reasonably requested by Acorda to transfer the IND related to the Exclusive Product submitted by Medtronic to the FDA to Acorda’s name.

2.1.2. Manufacturing Technology Transfer.  During the Transition Period, subject to Section 11.2, Medtronic shall, and shall cause its Affiliates to, without additional compensation except as set forth in Section 2.1.3, provide Acorda or its designee with reasonable assistance in order to transfer the Manufacturing to Acorda or its designee.  Without limiting the generality of the foregoing, Medtronic shall, and shall cause its Affiliates to:

(a) make available to Acorda or its designee all Licensed Information relating to Manufacturing, including documentation constituting material support, performance advice, shop practice, specifications as to materials to be used, control methods, standard operating procedures and any other material that is reasonably necessary to enable Acorda or its designee to Manufacture;

(b) assist with the working up and use of the Manufacturing process and with the training of Acorda’s or its designee’s personnel to the extent reasonably necessary or substantially useful to enable Acorda or its designee to Manufacture; and

(c) take such steps as are reasonably necessary to assist Acorda or its designee in obtaining any necessary license, permit or approval from any Regulatory Authority with respect to Acorda’s or its designee’s Manufacturing.

2.1.3. Extended Transition Period.  Acorda may, at its request, extend the Initial Transition Period for an additional [***] period, and if so extended, Medtronic shall cause employees with suitable experience and expertise to continue to provide the assistance described in Sections 2.1.1(c), 2.1.1(d) and 2.1.2 to Acorda, provided that Acorda shall compensate Medtronic for its actual FTE Days at the FTE Rate for any assistance provided during such [***] period, and shall reimburse Medtronic and its Affiliates for out-of-pocket costs, including travel costs, related to such assistance.

2.2 Development of Exclusive Products and Licensed Products.

2.2.1. Ongoing Development.  The Parties acknowledge and agree that additional Development will be required to obtain Regulatory Approvals for Exclusive Products and

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Licensed Products in the Territory.  During the Term of this Agreement, as between the Parties, Acorda shall have the sole and exclusive right to Develop (a) Exclusive Products in the Field and (b) Licensed Products in the Exclusive Field, in each case ((a) and (b)), in the Territory.  Unless otherwise expressly agreed by the Parties in writing, Medtronic and its Affiliates shall not, directly or indirectly, whether alone or together with any Third Party, Develop any (a) Exclusive Product in the Field or (b) Licensed Product in the Exclusive Field, in each case ((a) and (b)), for any purpose during the Term.

2.2.2. Development Costs.  Except as otherwise provided in this Agreement, Acorda shall be responsible for all of its costs and expenses in connection with its Development.  For the avoidance of doubt, Medtronic shall bear, and shall not be entitled to reimbursement for, any costs and expenses incurred by Medtronic prior to the Effective Date and, except as otherwise expressly provided in this Agreement, any costs or expenses incurred by Medtronic in performing its obligations under this Agreement.

2.2.3. Assignment of Existing Inventory.  Medtronic hereby assigns to Acorda all of its and its Affiliates’ right, title and interest in and to any and all supply of Exclusive Product and Licensed Product owned by Medtronic and its Affiliates and existing as of the Effective Date, wherever located, including work in process and Exclusive Product and Licensed Product being used in stability studies, for no additional cost.  Promptly following the Effective Date, Medtronic shall deliver or have delivered such supply to a location to be specified by Acorda by a carrier selected by Acorda, at Acorda’s cost.  Risk of loss shall pass to Acorda upon delivery to the carrier selected by Acorda.

2.3 Regulatory Matters.  As between the Parties, Acorda shall have the sole and exclusive right to prepare and file all Regulatory Documentation and to communicate with the Regulatory Authorities in connection with obtaining Regulatory Approval for each Acorda Product in the Field in the Territory.  As between the parties, Acorda shall have the sole and exclusive right to prepare and file all Regulatory Documentation with Regulatory Authorities in the name of Acorda or its designee and to make all decisions with respect to naming and labeling for each Acorda Product in the Field in the Territory.  All Regulatory Approvals and related submissions within the Territory relating to Acorda Products in the Field shall be the property of Acorda or its designee and held in the name of Acorda or its designee.

2.4 Non-Compete.  During the Term of this Agreement, and for a period of 12 months thereafter, Medtronic and its Affiliates shall not Exploit or assist or collaborate with any Third Party in Exploiting, any (a) Exclusive Product in the Field or (b) Licensed Product in the Exclusive Field.

2.5 Performance; Subcontracting.  Acorda may subcontract with a Third Party to perform any or all of its obligations under this Agreement, provided that no such permitted subcontracting shall relieve Acorda of any liability or obligation hereunder except to the extent satisfactorily performed by such subcontractor.

2.6 Reports.

2.6.1. Reports.  Upon [***] and thereafter [***] until Acorda has achieved each and every Milestone Event, and thereafter [***], Acorda shall present Medtronic with a report summarizing (a) the material Development and Commercialization activities with respect to Acorda Products in support of each Major Market that it has performed, or caused to be performed, since the preceding report, (b) its material Development and Commercialization activities with respect to Acorda Products in support of each Major Market in process, (c) the future material activities it expects to initiate with respect to Acorda Products in support of each

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 Major Market during [***] period and (d) any adverse events that materially affect Development or Commercialization activities with respect to Acorda Products in the Major Markets.

2.6.2. Adverse Event Reports.  Acorda shall be responsible for reporting adverse events, technical complaints and any other information concerning the safety of Acorda Products to the applicable Regulatory Authority in the Territory.  If Medtronic or its Affiliates elects to Develop any Medtronic Product in the Medtronic Field (or assist or collaborate with any Third Party in doing so), the Parties shall, to the extent required by Applicable Law, cooperate with respect to safety reporting, including by entering into (or requiring Medtronic’s Affiliates or its or their collaboration partners to enter into) a pharmacovigilance agreement with respect to the Medtronic Product(s).

2.7 Commercialization of Exclusive Products and Licensed Products.  As between the Parties, Acorda shall have the sole and exclusive right to Commercialize (a) Exclusive Products in the Field and (b) Licensed Products in the Exclusive Field, in each case ((a) and (b)) in the Territory.

2.7.1. Product Trademarks and Markings.  Acorda shall have the sole and exclusive right to select the Trademarks, including any Assigned Trademarks, for the marketing and sale of Acorda Products in the Territory, including packaging designs and other trade dress.  Acorda or its designee shall own such Trademarks and other rights and goodwill with respect thereto.  Medtronic shall not, nor shall it permit its Affiliates to, (a) use, seek to register, or otherwise claim rights in the Territory in any Trademark used in connection with a product in the Field that is confusingly similar to, misleading or deceptive with respect to, or that dilutes any of the Product Trademarks, (b) do, cause to be done, or omit to do any act, the doing, causing or omitting of which endangers, undermines, impairs, destroys or similarly affects, in any material respect, the validity or strength of any of the Product Trademarks (including any registration or pending registration application relating thereto) or the value of the goodwill pertaining to any of the Product Trademarks or (c) attack, dispute or contest Acorda’s or any of its Affiliates’ or its or their sublicensees’ right, title or interest in any of the Product Trademarks (including any registration or pending registration application relating thereto); provided that the prohibitions set forth in clauses (a), (b), and (c) shall not apply with respect to any Product Trademark selected by Acorda that is confusingly similar to a prior Trademark of Medtronic or its Affiliates.

2.7.2. Booking of Sales.  As between the Parties, Acorda shall have the sole and exclusive right to (a) invoice and book sales, establish all terms of sale of all Acorda Products in the Field (including the price at which the Acorda Products will be sold, whether the Acorda Products will be subject to any trade or quantity discounts, whether any discount will be provided for payments on accounts receivable, whether the Acorda Products will be subject to rebates, returns and allowances or retroactive price reductions, the channels of distribution of the Acorda Products, and whether credit is to be granted or refused in connection with the sale of the Acorda Products), (b) warehouse and distribute all  Acorda Products, (c) handle all returns, recalls or withdrawals of Acorda Products in accordance with Section 6.1 and (d) handle all order processing, invoicing and collection, distribution and inventory and receivables of Acorda Products in the Territory.  If Medtronic or any of its Affiliates receives any orders for any Exclusive Product in the Field or any Licensed Product that is not an Exclusive Product in the Exclusive Field, in each case, for the Territory, it shall promptly refer such orders to Acorda or its designee.

2.8 Diligence. Acorda shall use Commercially Reasonable Efforts to Develop and Commercialize an Acorda Product in at least one (1) Major Market in accordance with the terms and conditions of this Agreement.  Acorda shall have the right to satisfy its diligence obligations under this Section 2.8 through its Affiliates or authorized Sublicensees.  Except as set forth in this Section 2.8, and subject to the terms of Section 3.4 regarding loss of exclusivity, Acorda shall have no other diligence

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obligations, express or implied, with respect to Exclusive Products or Licensed Products.  Medtronic acknowledges that Acorda is in the business of Exploiting pharmaceutical products and nothing in this Agreement shall be construed as restricting such business or imposing on Acorda the duty to Exploit any Exclusive Product or Licensed Product for which royalties are payable hereunder to the exclusion of, or in preference to, any other product, or in any way other than in accordance with its normal commercial practices.

ARTICLE 3
GRANT OF RIGHTS; ASSIGNMENT OF REGULATORY DOCUMENTATION

3.1 Grants to Acorda.  Subject to the terms and conditions of this Agreement, Medtronic, on behalf of itself and its Affiliates (including Warsaw), hereby grants to Acorda:

(a) an exclusive (including with regard to Medtronic and its Affiliates), royalty-bearing (during the applicable royalty term as set forth in Section 4.3.2), perpetual right and license in the Territory, with the right to grant sublicenses pursuant to Section 3.1.2, under Medtronic’s and its Affiliates’ rights, titles, and interests in and to the Licensed Patents, Licensed Know-How, Licensed Information, Joint Patents and Joint Know-How to Exploit (i) Exclusive Products for all purposes in the Field, and (ii) Licensed Products that are not Exclusive Products for all purposes in the Exclusive Field (subject, in each case, ((i) and (ii)), to the provisions of Section 3.4 regarding loss of exclusivity);

(b) a non-exclusive, royalty-bearing (during the applicable royalty term as set forth in Section 4.3.2), perpetual right and license in the Territory, with the right to grant sublicenses pursuant to Section 3.1.2, under Medtronic’s and its Affiliates’ rights, titles, and interests in and to the Licensed Patents, Licensed Know-How, Licensed Information, Joint Patents and Joint Know-How to Exploit Licensed Products that are not Exclusive Products for all purposes in the Medtronic Field;

(c) to the extent not assigned pursuant to Section 3.2, an exclusive (including with regard to Medtronic and its Affiliates), perpetual right and license and right of reference in the Territory, with the right to grant sublicenses pursuant to Section 3.1.2, under Medtronic’s and its Affiliates’ rights, titles and interests in and to the Regulatory Approvals, to Exploit (i) Exclusive Products for all purposes in the Field, and (ii) Licensed Products that are not Exclusive Products for all purposes in the Exclusive Field (subject, in each case, ((i) and (ii)), to the provisions of Section 3.4 regarding loss of exclusivity); and

(d) to the extent not assigned pursuant to Section 3.2, a non-exclusive, perpetual right and license and right of reference in the Territory, with the right to grant sublicenses pursuant to Section 3.1.2, under Medtronic’s and its Affiliates’ rights, titles and interests in and to the Regulatory Approvals, to Exploit Licensed Products that are not Exclusive Products for all purposes in the Medtronic Field.

3.1.2. Sublicenses.  Acorda shall have the right to grant sublicenses through multiple tiers of sublicensees under the rights and licenses granted to Acorda under Section 3.1 (or further rights of reference to sublicensees), and shall provide Medtronic with prompt written notice thereof; provided, however, that [***] will require the prior written consent of Medtronic [***].

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 The grant of any such sublicense shall not relieve Acorda of its obligations under this Agreement, except to the extent they are satisfactorily performed by such sublicensee.  Any such sublicenses shall be consistent with and subject to the terms and conditions of this Agreement.  Where Acorda grants an authorized sublicense or a compulsory sublicense to a Person that is not an Affiliate of Acorda, and such Person is not a Distributor, such Person shall be a “Sublicensee” for purposes of this Agreement; provided that any distributor of an Authorized Generic Version of an Acorda Product shall not be deemed a Sublicensee solely as a result of such distribution arrangement.

3.1.3. Distributorships.  Acorda and its Affiliates shall have the right, in their sole discretion, to appoint Third Parties, in the Territory or in any country of the Territory, to distribute, market and sell Acorda Products (with or without packaging rights), in circumstances where the Person purchases its requirements of Acorda Products from Acorda or its Affiliates but does not otherwise make any royalty or other payment to Acorda with respect to its intellectual property rights.  Where Acorda or its Affiliates appoints such a Person and such Person is not an Affiliate of Acorda and is not a distributor of Authorized Generic Versions of an Acorda Product, that Person shall be a “Distributor” for purposes of this Agreement.  The term “packaging rights” in this Section 3.1.3 shall mean the right for the Distributor to package Acorda Products supplied in unpackaged bulk form into individual ready-for-sale packs.

3.1.4. Co-Promotion Rights.  For the avoidance of doubt, Acorda and its Affiliates shall have the right, in their sole discretion, to co-promote Acorda Products with any other Person(s), or to appoint one or more Third Parties to promote Acorda Products without Acorda in all or any part of the Territory.

3.1.5. Exercise of Rights by Affiliates.  Acorda shall have the right to exercise its rights under the licenses set forth in Section 3.1 directly or through its Affiliates; provided that Acorda shall be fully responsible for any and all obligations performed or to be performed by such Affiliate to the same extent as if such obligations were performed or to be performed directly by Acorda.

3.1.6. No Implied Licenses.  Medtronic does not grant to Acorda hereunder any rights or licenses in or to any intellectual property, whether by implication, estoppel, or otherwise, except to the extent expressly provided for under this Agreement.

3.1.7. [***].

3.2 Assignment of Regulatory Documentation and Product Data.  Medtronic hereby assigns to Acorda all of its and its Affiliates’ rights, titles and interests in and to all Regulatory Documentation, including, to the extent permitted by Applicable Law, all INDs, all Regulatory Approvals and Product Data and all Orphan Product designations, in each case to the extent Controlled by Medtronic  or its Affiliates and relating to Exclusive Products.  Medtronic shall duly execute and deliver, or cause to

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be duly executed and delivered, such instruments and shall do and cause to be done such reasonable acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary under, or as Acorda may reasonably request in connection with, or to carry out more effectively the purpose of, or to better assure and confirm unto Acorda its rights under, this Section 3.2.

3.3 Confirmatory Patent License.  Medtronic shall (and shall cause its Affiliates to), if requested to do so by Acorda, immediately enter into confirmatory license agreements in such form as Acorda may reasonably request for purposes of recording the licenses granted under this Agreement with such Patent Offices in the Territory, as Acorda considers appropriate.  Until the execution of any such confirmatory licenses, so far as may be legally possible, Medtronic and Acorda (and their respective Affiliates) shall have the same rights in respect of the Licensed Patents and be under the same obligations to each other in all respects as if the said confirmatory licenses had been executed.

3.4  Loss of Exclusivity.

            3.4.1.  Six-Month Notice.  If, [***] prior to the First Commercial Sale of an Acorda Product in a Major Market, Acorda (or its Affiliate, Sublicensee, or Distributor) is not then conducting and has failed to conduct during the six (6) prior months any material and good-faith Development or Commercialization activity in or in support of at least one (1) Major Market, Acorda shall provide Medtronic with notice of such fact (the "Six-Month Notice") and a plan for Developing and Commercializing an Exclusive Product or a Licensed Product in support of at least one (1) Major Market, which plan would, if implemented, constitute Commercially Reasonable Efforts to do so. [***].

3.4.2.  [***].

3.4.3.  [***].

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ARTICLE 4
CONSIDERATION

4.1 License Fee.  Acorda shall pay to Medtronic a non-refundable, non-creditable license fee of three million Dollars ($3,000,000) within thirty (30) days after the Effective Date.

4.2 Milestone Payments.

4.2.1. Milestones.  Acorda shall make each of the following payments to Medtronic within thirty (30) days after the first occurrence of the corresponding Milestone Event:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Acorda shall notify Medtronic within ten (10) days of any determination, filing or approval that would trigger a payment by Acorda to Medtronic under this Section 4.2 and the amount of the payment required and shall pay such amount as provided herein.

No payment in this Section 4.2 will be made more than once irrespective of the number of Acorda Products that have achieved each Milestone Event, the number of countries in which a Milestone Event has been achieved, or the number of Indications for which an Acorda Product is Developed [***].

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portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission

[***].

[***].

[***].

[***].

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted
portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission

4.3 Royalties.  Subject to Section 4.3.1, Acorda shall pay to Medtronic royalties based on aggregate Net Sales of all Acorda Products in the Territory in the Field during each Calendar Year, at the rate [***].  Sales by Acorda to its Sublicensees and its and their Affiliates as well as sales by distributors of Authorized Generic Versions of Acorda Products shall not be subject to royalties pursuant to the preceding sentence.  Instead, royalties shall be calculated on sales of Acorda Products by Sublicensees in accordance with Section 4.3.6 and royalties shall be calculated on sales of Acorda Products by distributors of Authorized Generic Versions of Acorda Products in accordance with Section 4.3.7.  Royalties shall be calculated on Acorda’s and its Affiliates’ Net Sales of Acorda Products to a Third Party (including a Distributor) that is not a Sublicensee or a distributor of Authorized Generic Versions of Acorda Products.  Royalties shall be payable only once for each unit of Acorda Product.  For purposes of determining Net Sales, the Acorda Product shall be deemed to be sold when invoiced.

4.3.1. Reduction of Royalty.

(a) Generic Competition.  In addition to any potential reductions in the royalty rate applicable pursuant to Sections 4.3.1(b) and 4.3.1(c), in the event that, in a country in the Territory, one or more Generic Versions of an Acorda Product are sold by any Person other than Acorda or any of its Affiliates, then the royalty rate applicable to sales of all Acorda Products in such country shall be reduced by [***].

(b) No Exclusivity.  In addition to any potential reductions in the royalty rate applicable pursuant to Sections 4.3.1(a) and 4.3.1(c), in the event that, following the date on which an Acorda Product is Exploited in a country, the Acorda Product is not covered by a Valid Claim of a Licensed Patent or a Joint Patent in such country, then the royalty rate applicable to sales of such Acorda Product shall be reduced by [***]; provided, however, that if and only if, with respect to a particular country in the Territory, (i) such Acorda Product is an Orphan Product and is subject to exclusivity under the applicable Orphan Drug Law for such country for all Indications for which such Acorda Product has received Regulatory Approval in such country and (ii) a Licensed Patent or a Joint Patent with a Valid Claim that claims or covers such Acorda Product has never issued in such country, then such reduction shall not take effect until the earlier of (A) the end of period of exclusivity afforded by such Orphan Drug Law in such country for any Indication for which such Acorda Product has received Regulatory Approval in such country and (B) the date that any other pharmaceutical product has had a Drug Approval Application approved by the applicable Regulatory Authority for sale in such country for any Indication for which such Acorda Product has received Regulatory Approval in such country.

(c) Compulsory Licenses.  In addition to any potential reductions in the royalty rate applicable pursuant to Sections 4.3.1(a) and 4.3.1(b), in the event that a court or a governmental agency of competent jurisdiction requires Acorda or any of its Affiliates or Sublicensees to grant a compulsory license to a Third Party permitting such Third Party to make and sell any Acorda Product in or for a country in the Territory, then [***].

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portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission

(d) Order of Royalty Reduction.  Any reductions set forth in this Section 4.3.1 shall be applied to the royalty rate payable to Medtronic under Section 4.3 in the order in which the event triggering such reduction occurs.  In no event shall the royalty rate that may be payable to Medtronic under this Section 4.3 be decreased under any provision of this Section 4.3 by more than [***] (except following the applicable royalty term as set forth in Section 4.3.2).

4.3.2. Royalty Term. Acorda’s obligation to pay royalties shall commence, on a country-by-country basis, with respect to each Acorda Product, on the date of First Commercial Sale of such Acorda Product in such country.  The obligation shall expire, on a country-by-country basis, with respect to each separate Acorda Product:

(a) in the case of any country in Europe, on the latest to occur of (i) the tenth (10th) anniversary of the First Commercial Sale of the first Acorda Product in Europe, (ii) the expiration date in such country of the last to expire of any issued Licensed Patent or Joint Patent that includes at least one Valid Claim covering the sale of such Acorda Product in such country, and (iii) if and only if (x) a Licensed Patent or Joint Patent with a Valid Claim that claims or covers such Acorda Product has never issued in such country, and (y) such Acorda Product is an Orphan Product in each country in Europe and is subject to exclusivity under the applicable Orphan Drug Law for each such country for all Indications for which such Acorda Product has received Regulatory Approval in Europe, then such expiration shall not take effect until the earlier of (A) the end of period of exclusivity afforded by such Orphan Drug Law in Europe for any Indication for which such Acorda Product has received Regulatory Approval in Europe and (B) the date that any other product has had a Drug Approval Application approved by the applicable Regulatory Authority for sale in any country in Europe for any Indication for which such Acorda Product has received Regulatory Approval in any country in Europe.

(b) in the case of any country not in Europe, on the latest to occur of (i) the tenth (10th) anniversary of the First Commercial Sale of the first Acorda Product in such country, (ii) the expiration date in such country of the last to expire of any issued Licensed Patent or Joint Patent that includes at least one Valid Claim covering the sale of such Acorda Product in such country, and (iii) if and only if (x) a Licensed Patent or Joint Patent with a Valid Claim that claims or covers such Acorda Product has never issued in such country, and (y) such Acorda Product is an Orphan Product in such country and is subject to exclusivity under the applicable Orphan Drug Law for such country for all Indications for which such Acorda Product has received Regulatory Approval in such country, then such expiration shall not take effect until the earlier of (A) the end of period of exclusivity afforded by such Orphan Drug Law in such country for any Indication for which such Acorda Product has received Regulatory Approval in such country and (B) the date that any other product has had a Drug Approval Application approved by the applicable Regulatory Authority for sale in such country for any Indication for which such Acorda Product has received Regulatory Approval in such country.

(c) Upon termination of all royalty obligations of Acorda under this Section 4.3.2 with respect to an Acorda Product in a country, the license grants to Acorda in Section 3.1 shall become fully paid-up, irrevocable and perpetual with respect to such Acorda Product and such country.

4.3.3. Royalty Stacking.  If, during the Term, Acorda enters into an agreement with a Third Party in order to obtain a license under a Patent right of one or more Third Parties that is [***], then, upon entry into any such agreement and thereafter during the remainder of the period during which Acorda owes royalties to Medtronic hereunder, Acorda shall have the right to credit [***] to be paid by Acorda to Medtronic with respect to the sale of Acorda Products under Section 4.3,

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portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission provided that in no case shall [***] (except following the applicable royalty term as set forth in Section 4.3.2); and provided further, that with respect to [***] (except following the applicable royalty term as set forth in Section 4.3.2). Any such credits that are not fully used by Acorda in a particular Calendar Quarter may be carried over to subsequent Calendar Quarters until fully used in accordance with this Section 4.3.3.  If the scope of a license from a Third Party is broader than is required for the Exploitation of Licensed Products under this Agreement, only the royalties payable with respect to the Exploitation of Acorda Products under this Agreement shall be deductible under this Section 4.3.3.  If the Parties disagree regarding whether a license under this Section 4.3.3 is necessary or substantially useful for Acorda, its Affiliates or any Sublicensee to Exploit any Acorda Product, either Party may seek to have the issue resolved in accordance with Section 11.7.

4.3.4. Royalty Payments.  Running royalties shall be payable on a quarterly basis, within [***] after the end of each Calendar Quarter, based upon the aggregate Net Sales in the Territory during such Calendar Quarter.  Royalties shall be calculated in accordance with GAAP or, in the case of non-United States sales, other applicable accounting standards, and with the terms of this Article 4.  Only one (1) royalty payment shall be due on Net Sales even though the sale or use of a Acorda Product may be covered by or incorporate more than one Licensed Patent, regulatory exclusivity, or Licensed Know-How in the Territory.

4.3.5. Royalty Statements.  Each royalty payment hereunder shall be accompanied by a statement in sufficient detail to allow for the calculation of royalties due hereunder, including by showing for the applicable Calendar Quarter (a) Invoiced Sales, (b) the number of units of Acorda Product sold in the Territory during such Calendar Quarter, (c) a detailed calculation of the Net Sales and (d) the amount of royalties due on such Net Sales.

4.3.6. Sublicensee Net Sales.  Upon the grant of any sublicense as permitted hereunder by Acorda to a Sublicensee, Acorda shall elect to compensate Medtronic with respect to such sublicense in accordance with either clause (a) or clause (b):  During the applicable royalty term as set forth in Section 4.3.2:  (a) Acorda shall pay to Medtronic royalties on net sales by the Sublicensee or its Affiliates to Third Parties (that are not Affiliates of the Sublicensee and with respect to which Acorda would be required to pay royalties on net sales if the net sales were made by Acorda) equal to [***], or (b) Acorda shall pay to Medtronic (i) royalties equal to the lesser of (A) the royalties payable under clause (a) and (B) [***], and (ii) with respect to any upfront or lump-sum payment from the Sublicensee received by Acorda in respect of sublicense rights under the rights granted pursuant to Section 3.1, including any licensee fee, milestone payment, upfront royalty payment or other similar payment, [***] of such upfront or lump-sum payment.  For the avoidance of doubt, no consideration shall be due under Section 4.3.6(b)(ii) with respect to: [***].

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portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission

Within thirty (30) days following the date on which the sublicense becomes effective, Acorda shall notify Medtronic of whether Acorda has elected to compensate Medtronic pursuant to clause (a) or clause (b) of this Section 4.3.6 with respect to such sublicense.

4.3.7. Authorized Generic Sales.  In the event that, in a country in the Territory, one or more Authorized Generic Versions of an Acorda Product are sold, then for the purposes of calculating the royalties due under Section 4.3 (as adjusted by the other provisions of this Article 4), (a) sales by Acorda or any of its Affiliates or its or their Sublicensees to any distributor of such [***].

4.4 Taxes.  Except as provided in this Section 4.4, the royalties, milestones and other amounts payable by Acorda to Medtronic pursuant to this Agreement (the “Payments”) shall not be reduced on account of any taxes unless required by Applicable Law.  Medtronic alone shall be responsible for paying any and all taxes (other than withholding taxes required by Applicable Law to be deducted from Payments and remitted by Acorda) levied on account of, or measured in whole or in part by reference to, any Payments it receives.  Acorda shall reasonably cooperate to reduce tax withholding on Payments to the extent permitted by Applicable Law.  Notwithstanding such efforts, if Acorda concludes that tax deductions or withholdings under the laws of any country are required with respect to payments to Medtronic, it shall deduct or withhold the required amount and pay it to the appropriate governmental authority.  In such case, Acorda shall promptly provide to Medtronic, at Medtronic’s cost, copies of receipts or other proof of such payment reasonably available to Acorda.

4.5 Mode of Payment.  All payments by the paying Party under this Agreement shall be made by deposit of Dollars in the requisite amount to such bank account as the payee Party may from time to time designate by notice to the paying Party.  With respect to sales outside the United States, payments shall be calculated using a currency exchange rate equal to the arithmetic mean of the daily exchange rates during the applicable Calendar Quarter obtained from The Wall Street Journal, Eastern Edition or, if not so available, as otherwise agreed by the Parties.

4.6 Interest on Late Payments.  Any payments due to Medtronic or Acorda under this Agreement that are not paid within thirty (30) days of the due date shall be subject to interest at the annual rate of [***] as reported on the first Business Day of the month such payment was first due in The Wall Street Journal, Eastern Edition, such interest to run from the date upon which payment of such sum became due until payment thereof in full together with such interest. This Section 4.6 shall in no way limit any other remedies available to the Party owed interest under this Section 4.6.

4.7 Financial Records.  Acorda shall, and shall cause its Sublicensees and its and their respective Affiliates to, keep complete and accurate books and records pertaining to the sale of the Acorda Products, including books and records of the Invoiced Sales (including any deductions therefrom) and Net Sales of Acorda Products.  Acorda shall, and shall cause its Sublicensees and its and their

Execution Copy

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portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission respective Affiliates to, retain such books and records, until the later of [***] after the end of the period to which such books and records pertain and the expiration of the applicable tax statute of limitations (or any extensions thereof), or for such longer period as may be required by Applicable Law.

4.8 Audit.  At the request of Medtronic, Acorda shall, and shall cause its Sublicensees and its and their respective Affiliates to, permit an independent certified public accountant retained by Medtronic, and reasonably acceptable to Acorda, at reasonable times and upon reasonable notice, to audit the books and records maintained pursuant to Section 4.7.  Such audits may not (a) be conducted for any Calendar Quarter more than [***] after the end of such Calendar Quarter, (b) be conducted more than [***] or (c) be repeated for any Calendar Quarter.  Except as provided below, the cost of any audit shall be borne by Medtronic, unless the audit reveals a variance of more than [***] from the reported amounts, in which case Acorda shall bear the cost of the audit.  Unless disputed pursuant to Section 4.9, if such audit concludes that additional payments were owed or that excess payments were made during such period, Acorda shall pay the additional amounts with interest from the date originally due as provided in Section 4.6, or Medtronic shall reimburse such excess payments with interest from the date originally paid at the rate provided in Section 4.6, in either case, within thirty (30) days after the date on which such audit is completed and the conclusions thereof are notified to the Parties.

4.9 Audit Dispute.  In the event of a dispute over the results of any audit conducted pursuant to Section 4.8, such dispute shall be resolved pursuant to Section 11.7.  Not later than ten (10) days after such decision, the Party obligated to pay the other Party under such decision shall make such payment, with interest from the date originally due as provided in Section 4.6.

4.10 Confidentiality.  Medtronic shall treat all information subject to review under this Article 4 in accordance with the confidentiality provisions of Article 7 and Medtronic shall cause the certified public accountant retained by Medtronic under Section 4.8 to enter into a reasonably acceptable confidentiality agreement with Acorda obligating such accountant to retain all such financial information in confidence pursuant to such confidentiality agreement.

ARTICLE 5
INTELLECTUAL PROPERTY

5.1 Ownership of Intellectual Property.

5.1.1. General Intellectual Property Rights.  Subject to Section 5.1.2, Article 10 and the license grants under Section 3.1, as between the Parties (and their respective Affiliates), each Party shall own and retain all right, title and interest in and to any and all: (a) Information that is conceived, discovered, developed or otherwise made by or on behalf of such Party (or its Affiliates or its licensees (other than Acorda and its Affiliates and Sublicensees in the case of Medtronic) or Sublicensees (in the case of Acorda) or distributors (including Distributors)) under or in connection with this Agreement during the Term, whether or not patented or patentable, and any and all Patent and other intellectual property rights with respect thereto, except to the extent that any such Information or any Patent or intellectual property rights with respect thereto, is Joint Know-How or Joint Patents, and (b) other Information, Patents and other intellectual property rights that are owned or otherwise Controlled (other than pursuant to the license grants set forth in Article 3) by such Party, its Affiliates or its licensees (other than Acorda and its Affiliates and Sublicensees in the case of Medtronic) or Sublicensees (in the case of Acorda) or distributors (including Distributors), including in the case of Medtronic, the Licensed Patents and the Licensed Know-How.

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5.1.2. Joint Intellectual Property Rights.  The Parties shall jointly own all Joint Know-How and Joint Patents.

5.2 Maintenance and Prosecution of Patents.

5.2.1. Scheduled Patents and Licensed Patents that are not Scheduled Patents. Subject to Section 5.2.4, as between the Parties (and their respective Affiliates), the Party designated as the “Party with Primary Prosecution Rights” on Schedule 1.108 for each of the Scheduled Patents (the “Designated Party”) shall have the first right, but not the obligation, in all countries in the world, to prepare, file, prosecute and maintain the designated Scheduled Patents and shall be responsible for related interference, re-issuance, re-examination and opposition proceedings. Subject to Section 5.2.4, as between the Parties (and their respective Affiliates), Medtronic shall have the first right, but not the obligation, in all countries in the world, to prepare, file, prosecute and maintain the Licensed Patents that are not Scheduled Patents and shall be responsible for related interference, re-issuance, re-examination and opposition proceedings. Without limiting the rights of [***] under this Section 5.2, the preparation, filing, prosecution and maintenance (collectively, together with any related interference, re-issuance, re-examination and opposition proceedings, “Patent Prosecution”) of Scheduled Patents and other Licensed Patents shall be undertaken through outside patent counsel (the “Designated Counsel”) [***].  The Designated Counsel shall be retained by both Parties and the control and cost of the Patent Prosecution shall be allocated as provided in this Section 5.2.  The Prosecuting Party (as defined in Section 5.2.3) shall, and shall cause the Designated Counsel to (a) consult regularly with the other Party on the actions and decisions being considered in connection with the Patent Prosecution, (b) provide the other Party prior to submission to the applicable patent office with copies of all proposed patent applications and other material submissions and correspondence in sufficient time to allow for review and comment by the other Party, and (c) consider in good faith and reasonably incorporate the other’s comments in such patent applications and other material submissions and correspondence; provided that if [***].  If the Prosecuting Party plans to abandon any Licensed Patent or Scheduled Patent, the Prosecuting Party shall notify the other in writing at least [***] in advance of the due date of any payment or other action that is required to prepare, file, prosecute or maintain such Patent, and the other Party may elect, upon written notice to the Prosecuting Party, to make such payment or take such action, at the other Party’s expense and in the other Party’s name, and the abandoning Party shall reasonably cooperate with the other Party (which shall thereafter be deemed the “Prosecuting Party” and the “Designated Party” with respect to such Patent) in connection with such activities.  [***].

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portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission

5.2.2. Acorda Patents.  For the avoidance of doubt, Acorda shall have the sole right to prepare, file, prosecute and maintain any Patent claiming or covering Information or inventions conceived, reduced to practice, discovered, developed or otherwise made or otherwise controlled by or on behalf of Acorda and its Affiliates.

5.2.3. Joint Patents.  Subject to Section 5.2.4, Acorda shall have the first right, but not the obligation, to prepare, file, prosecute and maintain Joint Patents and shall be responsible for related interference, re-issuance, re-examination and opposition proceedings.  If Acorda plans to abandon any Joint Patent, Acorda shall notify Medtronic in writing at least [***] in advance of the due date of any payment or other action that is required to prepare, file, prosecute or maintain such Joint Patent, and Medtronic may elect, upon written notice to Acorda, to make such payment or take such action, at Medtronic’s expense and in Medtronic’s name, and Acorda shall reasonably cooperate with Medtronic in connection with such activities; provided, however, that [***].  The Party conducting (or whose Affiliate is conducting) the Patent Prosecution of a Scheduled Patent, Licensed Patent that is not a Scheduled Patent, or Joint Patent pursuant to Sections 5.2.1 through 5.2.3 shall be the “Prosecuting Party.”

5.2.4. Cooperation. Each Party shall assist (and shall cause its relevant Affiliates to assist) the other Party at the reasonable request of the other Party from time to time in connection with its activities set forth in Sections 5.2.1, 5.2.2, 5.2.3 and 5.2.7.  Subject to Section 11.2, each Party shall provide to or cause to be provided to the other Party copies of any patentability search reports generated by its patent counsel or the patent counsel of its Affiliates with respect to Licensed Patents or Joint Patents, including relevant Third Party patents and patent applications located.  In addition, at the other Party’s request, each Party shall provide to the other Party original or certified copies of all documents that were generated by and on behalf of such Party or any Affiliate relating to the development of a Licensed Patent or Joint Patent and the inventions disclosed and described therein, including filings, inventor notebooks, supporting data and material correspondence between or among any of the Party and its Affiliates, the inventors and any patent authorities.

5.2.5. Costs and Expenses.  All costs and expenses of filing, prosecuting and maintaining (including any costs and expenses of patent interference, opposition, reissue and re-examination proceedings) (a) the [***].

5.2.6. Orange Book Listings.  Acorda shall have the sole right to make all filings with the Regulatory Authorities with respect to the Licensed Patents and the Joint Patents with respect to Acorda Products, including as required or allowed in connection with:  (i) in the United States, the FDA’s Orange Book and (ii) outside the United States, under the national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83 or other international equivalents.  Medtronic shall cooperate with (and shall cause its relevant Affiliates to cooperate with) Acorda’s reasonable requests in connection with any filings described above.  Acorda shall notify Medtronic in writing of any such filings with the Regulatory Authorities with respect to the Licensed Patents.

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portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission

5.2.7. Patent Term Extension.  Medtronic shall (and shall cause its Affiliates to), upon Acorda’s written request, at Acorda’s expense, cooperate with Acorda to file all patent term extensions, including supplementary protection certificates and any other extensions that are now or become available in the future, wherever applicable, for the Licensed Patents, Scheduled Patents and Joint Patents; provided that neither Medtronic nor its Affiliates shall make any such filing extending the term of any Scheduled Patent without Acorda’s prior written consent.

5.2.8. CREATE Act.  Notwithstanding anything to the contrary in this Section 5.2, neither a Party nor their respective Affiliates shall have the right to make an election under the Cooperative Research and Technology Enhancement Act of 2004, 35 U.S.C. 103(c)(2)-(c)(3) (the “CREATE Act”) when exercising its rights under this Section 5.2 without the prior written consent of the other Party.  With respect to any election under the CREATE Act by either such Party or any of its Affiliates, the other such Party shall use reasonable efforts to cooperate and coordinate its activities and the activities of its Affiliates with respect to any submissions, filings or other activities in support thereof.  The Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined in the CREATE Act.

5.3 Enforcement of Patents.

5.3.1. Notice.  If any Licensed Patent or Joint Patent is allegedly or actually infringed by a Third Party, the Party first having knowledge of such infringement shall promptly notify the other Party in writing.  The notice shall set forth the facts of such infringement in reasonable detail.

5.3.2. Rights.  As between the Parties (and their respective Affiliates), Acorda shall have the first right, but not the obligation, through counsel of its choosing, to initiate an infringement action (including as a counterclaim in an action described in Section 5.5) with respect to any infringement described in Section 5.3.1 relating to a [***] or to grant the infringing Third Party the rights and licenses necessary for it to continue such activities.  As between the Parties (and their respective Affiliates), Medtronic shall have the first right, but not the obligation, through counsel of its choosing, to initiate an infringement action (including as a counterclaim in an action described in Section 5.5) with respect to any infringement described in Section 5.3.1 relating to a [***], or to grant the infringing Third Party the rights and licenses necessary for it to continue such activities.  If the Party authorized to initiate an infringement action or grant the infringing Third Party a license under this Section (the “Enforcing Party”) does not initiate an infringement action with respect to any Licensed Patent or Joint Patent within [***] (or [***] in the case of an action brought under the Hatch-Waxman Act) of learning of the infringement, or earlier notifies the other Party in writing of its intent not to so initiate an action, and the Enforcing Party has not granted such infringing Third Party rights and licenses to continue its otherwise infringing activities, then, the other Party shall have the right, but not the obligation, to initiate such an infringement action or to grant such rights and licenses; provided, however, that, except with respect to an action brought under the Hatch-Waxman Act, if the Enforcing Party has commenced negotiations with an alleged infringer for discontinuance of such infringement within such [***], the Enforcing Party shall have an additional [***] to conclude its negotiations before the other Party may bring suit for such infringement. The non-controlling Party shall have the right, at its own expense, to be represented by counsel of its own choice in, but not control, any action under this Section 5.3.2.  If Medtronic is the Party pursuing the action (including through its Affiliates), then [***].

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portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission

5.3.3. Cooperation.  In the event a Party or its Affiliates is entitled to and brings an infringement action in accordance with this Section 5.3, the other Party shall (and shall cause its Affiliates to) cooperate fully, including, subject to Section 11.2, providing access to relevant documents and other evidence, making its and its Affiliates’ employees available at reasonable business hours, and being joined as or causing its Affiliate to be joined as a party in such action at its own expense.  Without limitation to Acorda’s rights as set forth in the last sentence of Section 5.3.2, if a Party or its Affiliate pursues an action against such alleged infringement, it shall (or shall cause its relevant Affiliate to) (a) consult regularly with the other Party on the actions and decisions it is considering in connection therewith, (b) provide the other Party with copies of all proposed filings, submissions and correspondence in sufficient time to allow for review and comment by the other Party, and (c) consider in good faith and reasonably incorporate the other Party’s comments thereto.

5.3.4. Costs and Recovery. The costs and expenses relating to any enforcement action commenced pursuant to this Section 5.3 shall be borne solely by the Party controlling such action (or whose Affiliate is controlling such action).  Any damages or other amounts collected shall be first allocated to reimburse such controlling Party for its costs and expenses incurred in making such recovery and the non-controlling Party for any of its costs and expenses incurred in making such recovery to the extent that the Parties have agreed such costs of the non-controlling Party will be reimbursed (which amounts shall be allocated pro rata if insufficient to cover the totality of such expenses).  Any balance remaining after such reimbursement is made shall be, with respect to an enforcement action controlled by Acorda, [***].  Any balance remaining after such reimbursement is made shall be, with respect to an enforcement action controlled by Medtronic, [***].  Notwithstanding the foregoing provisions of this Section 5.3, with respect to any Third Party Claim subject to indemnification and defense under Article 9, costs, expenses and liability with respect thereto shall be allocated as set forth in Article 9 (but the Parties’ respective rights to control any enforcement action under this Section 5.3 shall be subject to the provisions of this Section).

5.4 Infringement Claims by Third Parties.

5.4.1. Defense of Third Party Claims.  If a Third Party asserts that a Patent or other intellectual property right owned or otherwise controlled by it is infringed by the Exploitation of the Exclusive Products or Licensed Products, the Party first made aware of such a claim (or whose Affiliate is first made aware of such claim) shall immediately provide the other Party written notice of such claim along with the related facts in reasonable detail.

(a) As between the Parties (and their respective Affiliates), Acorda shall have the sole right, but not the obligation, to control the defense of any such claim with respect to the Exploitation of an Acorda Product, including by asserting claims or counterclaims against Third Party(ies) based on the Licensed Patents or the Joint Patents; provided, however, that [***].

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portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission

(b) As between the Parties (and their respective Affiliates), Medtronic shall have the sole right, but not the obligation, to control the defense of any such claim with respect to the Exploitation of a Medtronic Product, including by asserting claims or counterclaims against Third Party(ies) based on the Licensed Patents or the Joint Patents; provided, however, that prior to asserting any such claim or counterclaim against a Third Party based on a Joint Patent or a Scheduled Patent for which Acorda is the Designated Party, Medtronic shall provide Acorda with notice of such intent and shall consider in good faith Acorda’s views with respect thereto; and provided further, that [***].

(c) The non-controlling Party shall cooperate with the controlling Party, at the controlling Party’s reasonable request and expense, in any such defense.  Without limitation to each Party’s rights under Sections 5.4.1(a) and 5.4.1(b), the controlling Party with respect to a claim pursuant to this Section 5.4.1 shall (or shall cause its relevant Affiliate to) (i) consult regularly with the other Party on the actions and decisions it is considering in connection therewith, (ii) provide the other Party with copies of all proposed filings, submissions and correspondence in sufficient time to allow for review and comment by the other Party, and (iii) consider in good faith and reasonably incorporate the other Party’s comments thereto.  The non-controlling Party shall have the right, at its own expense, to be represented separately by counsel of its own choice in, but not control, any such proceeding.

5.4.2. Settlement of Third Party Claims.  The controlling Party with respect to a particular claim pursuant to Section 5.4.1 also shall have the right to control settlement of such claim; provided, however, that no settlement shall be entered into without the prior consent of the non-controlling Party if such settlement would substantially adversely affect or diminish the rights and benefits (other than a right to receive royalties or milestone payments) of the non-controlling Party under this Agreement, or impose any new obligations or adversely affect any obligations of the non-controlling Party under this Agreement.

5.4.3. Allocation of Costs.  Except as otherwise provided in this Section 5.4, all costs and expenses relating to any defense, settlement and judgment in actions commenced pursuant to this Section 5.4 with respect to the Exclusive Products or Licensed Products (or the Exploitation thereof) shall be borne by the Party (or Parties) controlling such defense, settlement or judgment in actions.  To the extent that any such costs or expenses, including any ongoing royalty or other payment obligations, are borne by Acorda, [***], provided that [***](except following the applicable royalty term as set forth in Section 4.3.2).  If such credits exceed the milestone and royalty payments due under Sections 4.2 and 4.3 in any Calendar Quarter, the excess credits will carry over into the following Calendar Quarter (with any excess in such

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portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission

Calendar Quarter to be further carried over into a later Calendar Quarter).  Any damages or other amounts collected shall be first allocated to reimburse the controlling Party for its costs and expenses in making such recovery and the non-controlling Party for any of its or its Affiliates’ costs and expenses incurred in making such recovery to the extent that the Parties have agreed such costs of the non-controlling Party will be reimbursed (which amounts shall be allocated pro rata if insufficient to cover the totality of such expenses).  Any balance remaining after such reimbursement is made shall be [***].  Notwithstanding the foregoing provisions of this Section 5.4, with respect to any Third Party Claim subject to indemnification and defense under Article 9, costs, expenses and liability with respect thereto shall be allocated as set forth in Article 9 (but the Parties’ respective rights to control the defense of claims under this Section 5.4 shall be subject to the provisions of this Section).

5.5 Invalidity or Unenforceability Defenses or Actions.

5.5.1. Third Party Declaratory Judgment, Defense or Counterclaim. If a Third Party asserts, in a declaratory judgment action or similar action or claim or as a defense or counterclaim under any action under Section 5.3 or 5.4, that any Licensed Patent or Joint Patent is invalid or unenforceable, then the Party first becoming aware (or whose Affiliate first becomes aware) of such action or claim shall promptly give written notice to the other Party.  The Prosecuting Party shall have the first right, but not the obligation, through counsel of its choosing, to defend against such action or claim with respect to any Licensed Patent or Joint Patent; provided that the Prosecuting Party shall (or shall cause its relevant affiliate to) (a) consult regularly with the other Party on the actions and decisions it is considering in connection therewith, (b) provide the other Party with copies of all proposed filings, submissions and correspondence in sufficient time to allow for review and comment by the other, and (c) consider in good faith and reasonably incorporate the other party’s comments thereto; and provided further, that if [***].  Any costs and expenses with respect to such defense shall be borne by the Party conducting such defense.  If the Prosecuting Party determines not to assume a defense, the other Party shall, at its sole cost and expense, have the right to defend against such action or claim (in which case such other Party shall thereafter be deemed the Prosecuting Party with respect to such defense for purposes of this Section 5.5).

5.5.2. Assistance.  Subject to Section 11.2, each Party shall provide (and shall cause its Affiliates to provide) to the other Party, free of charge, all reasonable assistance requested by the other Party in connection with any action, claim or suit under this Section 5.5, including (a) allowing such other Party access to the assisting Party’s (or its Affiliates’) files and documents and to the assisting Party’s (or its Affiliates’) personnel who may have possession of relevant information, (b) promptly making available to such other Party all documents and Information in the possession or control of the assisting Party or its Affiliates that would assist such other Party in responding to any such action, claim or suit and (c) being joined as (or causing its relevant Affiliate to be joined as) a party to such action, claim or suit (or any counterclaim therein).

5.5.3. Liability for Indemnifiable Claims.  Notwithstanding the foregoing provisions of this Section 5.5, with respect to any Third Party Claim subject to indemnification and

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted
portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission defense under Article 9, costs, expenses and liability with respect thereto shall be allocated as set forth in Article 9 (but the Parties’ respective rights to control the defense of claims under this Section 5.5 shall be subject to the provisions of this Section).

5.6 Product Trademarks.

5.6.1. Use of Assigned Trademarks.  Medtronic shall assign or cause to be assigned to Acorda or its designee, at no expense to Acorda, all of Medtronic’s (and its Affiliates’) rights, title and interests worldwide in and to the Assigned Trademarks and any other registration for the Assigned Trademarks worldwide and all intellectual property rights and other rights and goodwill with respect to the Assigned Trademarks and Medtronic shall or shall cause its relevant Affiliates to execute and deliver to Acorda (or, as applicable, such designee) all documents that are necessary to assign and otherwise transfer the Assigned Trademarks to Acorda (or such designee).

5.6.2. Maintenance and Prosecution of Product Trademarks.  As between the Parties (and their respective Affiliates), Acorda shall control and bear the costs and expenses of the registration, prosecution and maintenance of the Product Trademarks in the Territory.

5.6.3. Enforcement of Product Trademarks.  Acorda shall have the sole right, but not the obligation, to enforce and defend the Product Trademarks in the Territory, including (a) defending against any alleged, threatened or actual claim by a Third Party that the use of the Product Trademarks infringes, dilutes or misappropriates any Trademark of that Third Party or constitutes unfair trade practices, or any other claims that may be brought by a Third Party against a Party in connection with the use of or relating to the Product Trademarks with respect to the Exclusive Products and the Licensed Products and (b) taking such action as Acorda deems necessary against a Third Party based on any alleged, threatened or actual infringement, dilution or misappropriation of, or unfair trade practices or any other like offense relating to, the Product Trademarks by a Third Party.  The costs and expenses relating to any enforcement action or defense commenced pursuant to this Section 5.6.3 shall be borne by Acorda.  Medtronic shall provide and shall cause its Affiliates to provide to Acorda all reasonable assistance requested by Acorda in connection with any such action, claim or suit under this Section 5.6.3, including allowing Acorda access to Medtronic’s and its Affiliates’ documents and to Medtronic’s and its Affiliates’ personnel who may have possession of relevant information.

5.7 Covenant Regarding Patent Challenges.  Acorda agrees, for itself and for its Affiliates, Sublicensees, successors and assigns, not to voluntarily sue to challenge the validity of any Licensed Patent during the Term. In the event that Acorda or any of its Affiliates or Sublicensees voluntarily commences such an action with respect to any Licensed Patent during the Term, [***].

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted
portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission

ARTICLE 6
RECALL

6.1  Notification and Recall.  In the event that any Regulatory Authority issues or requests a recall or takes similar action in connection with an Exclusive Product or a Licensed Product, or in the event either Party determines that an event, incident or circumstance has occurred that may result in the need for a recall or market withdrawal, the Party notified of or desiring such recall or similar action shall, [***], advise the other Party thereof by telephone (and confirmed by email or facsimile), email or facsimile.  Following such Regulatory Authority action or notification by the other Party, Acorda shall decide whether to conduct a recall of any Acorda Product (except in the case of a government-mandated recall) and the manner in which any such recall shall be conducted, and Medtronic shall decide whether to conduct a recall of any Medtronic Product (except in the case of a government-mandated recall) and the manner in which any such recall shall be conducted.

6.2 Recall Expenses.  Without limiting any party’s right to collect damages for breach under this Agreement, Acorda shall bear the expenses of any recall of an Acorda Product in the Territory (provided that Medtronic shall bear the expense of a recall to the extent that such recall resulted from Medtronic’s or its Affiliate’s breach of its obligations hereunder, including with respect to Exclusive Product or Licensed Product supplied to Acorda hereunder, or from Medtronic’s or its Affiliate’s negligence or willful misconduct), and Medtronic shall bear the expenses of any recall of a Medtronic Product in the Territory.

ARTICLE 7
CONFIDENTIALITY AND NON-DISCLOSURE

7.1 Confidentiality Obligations.  At all times during the Term of this Agreement and for a period of [***] following termination or expiration hereof, each Party shall, and shall cause its Affiliates and its and their respective officers, directors, employees and agents to, keep completely confidential and not publish or otherwise disclose and not use, directly or indirectly, for any purpose, any Confidential Information furnished or otherwise made known to it, directly or indirectly, by or on behalf of the other Party, except to the extent such disclosure or use is expressly permitted by the terms of this Agreement or is otherwise necessary or useful for a Party or any of its Affiliates to exercise its rights or perform its obligations under this Agreement.  For clarity, Medtronic and its Affiliates shall not have the right to use any Confidential Information relating to Exclusive Products or Licensed Products furnished or otherwise made known to Medtronic, directly or indirectly, by or on behalf of Acorda in connection with the Exploitation of any Medtronic Product.

7.1.1. “Confidential Information” means any information provided by one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) relating to the terms of this Agreement, Exclusive Products, Licensed Products (including the Regulatory Documentation, Regulatory Approvals, any Information or data contained therein or the Development or Commercialization of Exclusive Products or Licensed Products) or the scientific, regulatory or business affairs or other activities of the Disclosing Party or its Affiliates. Notwithstanding the foregoing, all Product Data with respect to Exclusive Products shall be Confidential Information of Acorda, whether or not Acorda discloses such Product Data, and Acorda shall be deemed to be the Disclosing Party and Medtronic the Receiving Party with respect to such Product Data, irrespective of the Party that actually disclosed (or caused or permitted to be disclosed) the Product Data.  Notwithstanding the foregoing:

(a) Confidential Information (including Product Data that would otherwise be deemed to be Confidential Information of Acorda hereunder) shall not include any Information that is or hereafter becomes part of the public domain by public use, publication, general

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted
portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission knowledge or the like through no wrongful act, fault or negligence on the part of the Receiving Party or its Affiliates;

(b) Confidential Information (except for Product Data deemed to be Confidential Information of Acorda hereunder) shall not include any Information that can be demonstrated by documentation or other competent proof to have been in the Receiving Party’s or its Affiliates’ possession prior to disclosure by or on behalf of the Disclosing Party without any obligation of confidentiality with respect to said information;

(c) Confidential Information (including Product Data that would otherwise be deemed to be Confidential Information of Acorda hereunder) shall not include any Information that is subsequently received by the Receiving Party or its Affiliates from a Third Party who is not bound by any obligation of confidentiality with respect to said information;

(d) Confidential Information (including Product Data that would otherwise be deemed to be Confidential Information of Acorda hereunder) shall not include any Information that has been published by a Third Party or otherwise enters the public domain through no fault of the Receiving Party or its Affiliates in breach of this Agreement; or

(e) Confidential Information (except for Product Data deemed to be Confidential Information of Acorda hereunder) shall not include any Information that can be demonstrated by documentation or other competent evidence to have been independently developed by or for the Receiving Party or its Affiliates without reference to the Disclosing Party’s Confidential Information.

7.1.2. Specific aspects or details of Confidential Information shall not be deemed to be within the public domain or in the possession of the Receiving Party or its Affiliates merely because the Confidential Information is embraced by more general Information in the public domain or in the possession of the Receiving Party or its Affiliates.  Further, any combination of Confidential Information shall not be considered in the public domain or in the possession of the Receiving Party or its Affiliates merely because individual elements of such Confidential Information are in the public domain or in the possession of the Receiving Party or its Affiliates unless the combination and its principles are in the public domain or in the possession of the Receiving Party or its Affiliates.

7.2 Permitted Disclosures.  Each Party may disclose or cause to be disclosed the Confidential Information of the other Party to the extent that such disclosure is:

7.2.1. made in response to a valid order of a court of competent jurisdiction or other supra-national, federal, national, regional, state, provincial and local governmental or regulatory body of competent jurisdiction or, if in the reasonable opinion of such first Party’s legal counsel, such disclosure is otherwise required by law; provided, however, that such first Party shall first have given notice, to the extent legally permitted, to the other Party and given such other Party a reasonable opportunity to quash such order and to obtain a protective order requiring that the Confidential Information and documents that are the subject of such order be held in confidence by such court or agency or, if disclosed, be used only for the purposes for which the order was issued; and provided, further, that if a disclosure order is not quashed or a protective order is not obtained, the Confidential Information disclosed in response to such court or governmental order shall be limited to Information that is legally required to be disclosed in response to such court or governmental order;

7.2.2. otherwise required by Applicable Law or the requirements of a national securities exchange or other similar regulatory body; provided that the Receiving Party shall (a) provide

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted
portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission the Disclosing Party with reasonable advance notice of, and an opportunity to comment on, any such required disclosure, to the extent such advance notice is legally permitted and practicable under the circumstances, (b) if requested by the Disclosing Party, seek confidential treatment with respect to any such disclosure to the extent available, and (c) consider incorporation of the comments of the Disclosing Party in any such disclosure or request for confidential treatment;

7.2.3. made by or on behalf of the Receiving Party to the Regulatory Authorities as required in connection with any filing, application or request for Regulatory Approval; provided, however, that reasonable measures shall be taken to assure confidential treatment of such information, when available and applicable;

7.2.4. made as necessary to establish rights or enforce obligations under this Agreement, including such disclosure made to file or prosecute Patent applications or to prosecute or defend litigation; provided that the Receiving Party shall (a) provide the Disclosing Party with reasonable advance notice of any such disclosure, to the extent such advance notice is legally permitted and practicable under the circumstances, and (b) take reasonable measures to assure confidential treatment of such information, when available and applicable;

7.2.5. made by the Receiving Party or its Sublicensees (with respect to Acorda as the Receiving Party) or its or their respective Affiliates to its attorneys, auditors, advisors, consultants, contractors, collaboration partners, licensees, sublicensees, distributors or other Third Parties as may be necessary or useful in connection with the Exploitation of the Exclusive Products or Licensed Products or otherwise in connection with the performance of its obligations or exercise of its rights as contemplated by this Agreement; provided, however, that such persons shall be subject to obligations of confidentiality and non-use with respect to such Confidential Information substantially similar to the obligations of confidentiality and non-use of the Receiving Party pursuant to this Article 7; or

7.2.6. made by the Receiving Party to actual or prospective collaboration partners, licensees, sublicensees, distributors, acquirers, merger candidates or investors (and to its and their respective Affiliates, representatives and financing sources); provided that each such Third Party signs an agreement that contains obligations that are at least as restrictive as the Receiving Party’s obligations hereunder (except that the obligations under such agreement shall terminate a reasonable period of time after disclosure of the relevant information), and each such representative or financing source to whom information is disclosed shall (a) be subject to reasonable obligations of confidentiality, (b) be informed of the confidential nature of the Confidential Information so disclosed, and (c) agree to hold such Confidential Information subject to the terms thereof.

7.3 Use of Name.  Neither Party (or any of their Affiliates) shall mention or otherwise use the name, insignia, symbol, Trademark, trade name or logotype of the other Party or its Affiliates (or any abbreviation or adaptation thereof) in any publication, press release, marketing and promotional material or other form of publicity without the prior written approval of such other Party in each instance.  The restrictions imposed by this Section 7.3 shall not prohibit either Party or its Affiliates from making any disclosure (a) identifying the other Party as a counterparty to this Agreement to its investors, (b) that is required by Applicable Law or the requirements of a national securities exchange or another similar regulatory body (provided that any such disclosure shall be governed by this Article 7) or (c) with respect to which written consent has previously been obtained.  Further, the restrictions imposed on each Party and their Affiliates under this Section 7.3 are not intended, and shall not be construed, to prohibit a Party or its Affiliates from identifying the other Party in their internal business communications, provided that any Confidential Information in such communications remains subject to this Article 7.

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted
portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission

7.4 Press Releases.  Neither Party (or any of their Affiliates) shall issue any press release or other similar public communication relating to this Agreement, its subject matter or the transactions covered by it, or the activities of the Parties or their Affiliates under or in connection with this Agreement, without the prior written approval of the other Party, except (a) for communications required by Applicable Law or the requirements of a national securities exchange or other similar regulatory body as reasonably advised by the issuing Party’s counsel (provided that the other Party is given a reasonable opportunity to review and comment on any such press release or public communication in advance thereof to the extent legally permitted and practicable under the circumstances and the issuing Party shall act in good faith to consider incorporation of any comments provided by the other Party on such press release or public communication), (b) for information that has been previously disclosed publicly or (c) as otherwise set forth in this Agreement.  Notwithstanding the foregoing, Acorda may, in its sole discretion, issue press releases or other similar public communications relating to the Development, Commercialization or other Exploitation of Acorda Products, including with respect to Product Data, Regulatory Approvals and other Regulatory Documentation and regulatory communications, so long as such press release or public communication does not disclose the terms or existence of this Agreement or mention or reference Medtronic or any of its Affiliates, without the prior written consent of Medtronic.

7.5 Publications.  The Parties acknowledge that scientific publications must be strictly monitored to prevent any adverse effect from premature publication of results of the research and development activities hereunder.  Accordingly, neither Medtronic nor any of its Affiliates may publish, present or otherwise disclose any material related to the Exploitation of the Exclusive Products in the Field or Exploitation of Licensed Products in the Exclusive Field without the prior written consent of Acorda.

7.6 Return or Destruction of Confidential Information. Within [***] after the earlier of (a) the expiration of the Term, (b) the termination of this Agreement in its entirety or with respect to one or more countries in the Territory, or (c) the earlier written request of the Disclosing Party, each Receiving Party shall at the Disclosing Party’s discretion, promptly destroy or cause to be destroyed or return or cause to be returned to the Disclosing Party all documentary, electronic or other tangible embodiments of the Disclosing Party’s Confidential Information to which the Receiving Party and its Affiliates do not retain rights hereunder and any and all copies thereof, and destroy or cause to be destroyed those portions of any documents that incorporate or are derived from the Disclosing Party’s Confidential Information to which the Receiving Party and its Affiliates do not retain rights hereunder, and provide a written certification of such destruction, except that the Receiving Party may retain (i) one copy thereof, to the extent that the Receiving Party requires such Confidential Information for the purpose of performing any obligations or exercising any rights under this Agreement that may survive such expiration or termination, or for archival purposes, and (ii) such additional copies thereof or such computer records or files containing such Confidential Information that have been created solely by the Receiving Party’s automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with the Receiving Party’s or its Affiliates’ standard archiving and back-up procedures, but not for any other use or purpose.

ARTICLE 8
REPRESENTATIONS AND WARRANTIES

8.1 Representations, Warranties and Covenants.  Each of Medtronic, Inc. and Warsaw, hereby represents, warrants and covenants to Acorda as of the Effective Date as follows, and Acorda hereby represents, warrants and covenants to Medtronic as of the Effective Date as follows:

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portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission

8.1.1. Corporate Authority.  Such Party (a) has the power and authority and the legal right to enter into this Agreement and perform its obligations hereunder and (b) has taken all necessary action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.  This Agreement has been duly executed and delivered by such Party and constitutes a legal, valid and binding obligation of such Party and is enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity, whether enforceability is considered in a proceeding at law or equity.

8.1.2. Consents and Approvals.  All necessary consents, approvals and authorizations of all regulatory and governmental authorities and other Persons required to be obtained by such Party in connection with the execution and delivery of this Agreement and the performance of its obligations hereunder have been obtained.

8.1.3. Conflicts.  The execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (a) do not conflict with or violate any requirement of Applicable Law or any provision of the articles of incorporation or bylaws of such Party in any material way and (b) do not conflict with, violate or breach or constitute a default or require any consent under, any contractual obligation or court or administrative order by which such Party is bound.

8.2 Additional Representations, Warranties and Covenants of Acorda. Acorda represents, warrants and covenants to Medtronic that:

8.2.1. Corporate Representations.  Acorda (a) is a corporation duly organized and in good standing under the laws of Delaware and (b) has full power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement.

8.2.2. Diligence.  Acorda has the skills and resources to conduct due diligence on the Licensed Patents and on Medtronic’s and its Affiliates’ published patent portfolio and is entering this Agreement based on its independent evaluation thereof. Acorda acknowledges that it has studied the questions of validity and enforceability of the Licensed Patents.

8.3 Additional Representations, Warranties and Covenants of Medtronic.  Each of Medtronic, Inc. and Warsaw hereby represents, warrants and covenants to Acorda as of the Effective Date as follows:

8.3.1. Corporate Representations for Medtronic, Inc.  Medtronic, Inc. (a) is a corporation duly organized and in good standing under the laws of Minnesota and (b) has full power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement.

8.3.2. Corporate Representations for Warsaw.  Warsaw (a) is a corporation duly organized and in good standing under the laws of Indiana and (b) has full power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement.

8.3.3. Diligence Information.  Medtronic has made available to Acorda all the information reasonably available to Medtronic that Acorda has requested.

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted
portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission

8.3.4. Ownership of IP.  Warsaw and its Affiliates are the sole and exclusive owners of the entire right, title and interest in the Licensed Patents, Licensed Information, including Licensed Know-How, and Regulatory Approvals and are entitled to grant the rights and licenses specified herein with respect thereto.  With respect to the Scheduled Patents and Licensed Information, including Licensed Know-How, such rights are not subject to any licenses, liens, claims of ownership mortgages, encumbrances, pledges, security interests, or claims or charges of any nature whatsoever by any Third Party.  True, complete and correct copies of the complete file wrapper and other documents and materials relating to the prosecution, defense, maintenance, validity and enforceability of the Scheduled Patents have been provided to Acorda prior to the date first above written.  During the term of this Agreement, Medtronic shall not encumber or diminish the rights granted to Acorda hereunder with respect to the Licensed Patents, including by not granting or relinquishing any rights to any Affiliates or Third Parties with respect to the Licensed Patents or the Licensed Know-How.  To the Knowledge of Medtronic, the Scheduled Patents constitute all of the Patents of Medtronic and its Affiliates that would be infringed in the Field by the Exploitation of Exclusive Products or Licensed Products as they exist as of the Effective Date or as they are contemplated to be Developed hereunder.  If, during the Term, Medtronic discovers that (or Acorda notifies Medtronic that) any other Licensed Patent that was owned or Controlled by Medtronic or its Affiliates as of the Effective Date would be infringed by the Exploitation of Exclusive Products in the Field or Licensed Products in the Exclusive Field, the Parties shall amend Schedule 1.108 to include such Licensed Patent.

8.3.5. Prosecution.  The Licensed Patents have been filed and maintained properly and correctly and all applicable fees have been paid on or before the due date for payment.  All Licensed Patents that are patent applications are still in good standing and have not been withdrawn or abandoned.  To the Knowledge of Medtronic, the correct inventors are properly identified on the patents and patent applications within the Licensed Patents, and Medtronic and its Affiliates have made all statutorily required filings to record its interest in the Licensed Patents.  To the Knowledge of Medtronic, there are no facts or information that would affect the patentability of the Scheduled Patents; provided that information submitted to the U.S. Patent and Trademark Office shall not be considered a breach of the foregoing.

8.3.6. Material Transfer Agreements.  Neither Medtronic nor any of its Affiliates is or has been a party to any Material Transfer Agreement.

8.3.7. No Infringement.  To Medtronic’s Knowledge, as of the Effective Date, (i) the Exploitation of the Exclusive Products and the Licensed Products hereunder does not infringe any valid and issued Patent of which Medtronic or its Affiliates are aware [***], and (ii) there is no actual or threatened infringement or misappropriation of the Licensed Patents, Regulatory Documentation, Product Data or other Licensed Know-How by any Person.

8.3.8. Validity and Enforceability.  To Medtronic’s Knowledge and without any obligation to perform any additional prior art search or freedom-to-operate analysis, any issued patents included within the Licensed Patents are valid and enforceable and have not been challenged in any judicial or administrative proceeding.  To Medtronic’s Knowledge, the conception, development and reduction to practice of any inventions claimed in the Licensed Patents or otherwise included in the Licensed Know-How existing as of the Effective Date have not constituted or involved the misappropriation of trade secrets or other rights or property of any Person.  There are no claims, judgments or settlements against or amounts with respect thereto owed by Medtronic or any of its Affiliates relating to the Regulatory Documentation, the Licensed Patents or the Licensed Know-How.  No claim or litigation has been brought or, to Medtronic’s Knowledge, threatened by any Person alleging that any of the Licensed Patents are invalid or unenforceable.

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted
portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission

8.3.9. No Agreements or Licenses.  Except for (i) agreements and licenses between Medtronic and its Affiliates and (ii) agreements with and licenses granted to contract research organizations, investigators and clinical study sites in connection with the conduct of Clinical Studies (“Clinical Study Agreements”), neither Medtronic nor any of its Affiliates have previously entered into any agreement, whether written or oral, with respect to, or otherwise assigned, transferred, licensed, conveyed or otherwise encumbered its or their rights, titles or interests in or to, (a) the Scheduled Patents, (b) Product Data or any other Licensed Know-How or Regulatory Documentation, in each case relating to Exclusive Products in the Field or Licensed Products in the Exclusive Field, or (c) Exclusive Products in the Field or Licensed Products in the Exclusive Field, in each case ((a)-(c)), including by granting any covenant not to sue with respect thereto.  Such licenses granted pursuant to Clinical Study Agreements granted rights only as necessary for the conduct of the clinical trials, and all such licenses have expired or been terminated.

8.3.10. Confidentiality of Licensed Know-How.  All Licensed Know-How with respect to Exclusive Products in the Field or Licensed Products in the Exclusive Field has been kept confidential or has been disclosed to Third Parties only under terms of confidentiality.

8.3.11. Regulatory Documentation. As of the Effective Date, Medtronic and its Affiliates have prepared, maintained and retained all Regulatory Documentation that is required to be maintained or reported pursuant to and in accordance with GLP, GCP and other Applicable Law and all such information that is required to be maintained or reported pursuant to Applicable Law is true, complete and correct and what it purports to be and is free from fraud and material falsity.

8.3.12. Development.  Medtronic and its Affiliates have used good faith efforts to conduct and cause its contractors and consultants to conduct, and will continue to use good faith efforts to conduct until the end of the Transition Period, all Development with respect to Exclusive Products in the Field and Licensed Products in the Exclusive Field in accordance with GLP, GCP and other Applicable Law.

8.3.13. Rights from Employees.  To Medtronic’s Knowledge, Medtronic has obtained from each of its Affiliates, employees and agents, and from the employees and agents of its Affiliates, who have performed or are performing tests or studies with respect to Exclusive Products or Licensed Products, or have otherwise participated or are otherwise participating in the Exploitation of Exclusive Products or Licensed Products or who have had or will have access to any Information in which Acorda has an interest in confidentiality pursuant to Article 7 or any other Confidential Information of Acorda, rights to any and all Information that relate to Exclusive Products or Licensed Products, such that Acorda shall, by virtue of this Agreement, receive from Medtronic, without payments beyond those required by Article 4, the licenses and other rights granted to Acorda hereunder.

8.3.14. Inventory of Exclusive Product and Licensed Product.  All Exclusive Product and Licensed Product delivered by or on behalf of Medtronic pursuant to Section 2.2.3, will, when received by Acorda, (a) be in conformity with the applicable specifications therefore; (b) have been Manufactured in conformance with GMP and all other Applicable Law; (c) have been Manufactured in facilities that are in compliance with Applicable Law at the time of such Manufacture (including applicable inspection requirements of FDA and other Regulatory Authorities); (d) not be adulterated or misbranded under the FFDCA and similar provisions of the laws of other countries where INDs have been filed or human clinical trials have occurred; and (e) may be introduced into interstate commerce pursuant to the FFDCA, and similar provisions of the laws of other countries where INDs have been filed or human clinical trials have occurred.

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8.4 DISCLAIMER OF WARRANTY.  EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN SECTIONS 8.1, 8.2 AND 8.3, NO PARTY MAKES ANY REPRESENTATIONS OR GRANTS ANY WARRANTY, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

ARTICLE 9
INDEMNITY

9.1 Indemnification of Medtronic.  Acorda shall indemnify Medtronic, its Affiliates and its and their respective directors, officers, employees and agents (collectively, “Medtronic Indemnitees,”) and defend and save each of them harmless, from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) in connection with any and all suits, investigations, claims or demands of Third Parties (collectively, “Third Party Claims”) arising from or occurring as a result of: (a) the breach by Acorda of any representation or warranty or covenant or other obligation of this Agreement; (b) the gross negligence or willful misconduct on the part of any Acorda Indemnitee in performing any activity under this Agreement; or (c) the Exploitation by Acorda, its Sublicensees or any of its or their respective Affiliates of Acorda Products in the Territory, including Product Liability Claims; provided that, with respect to any Third Party Claim for which Acorda has an obligation to indemnify any Medtronic Indemnitee pursuant to this Section 9.1 and Medtronic has an obligation to indemnify any Acorda Indemnitee pursuant to Section 9.2, each Party shall indemnify each of the other Party’s Indemnitees for the applicable Losses to the extent of its responsibility, relative to the other Party, for the facts underlying such Third Party Claim.

9.2 Indemnification of Acorda.  Medtronic shall indemnify Acorda, its Affiliates and its and their respective directors, officers, employees and agents (collectively, “Acorda Indemnitees”), and defend and save each of them harmless, from and against any and all Losses in connection with any and all Third Party Claims arising from or occurring as a result of:  (a) the breach by Medtronic of any representation or warranty or covenant or other obligation of this Agreement; or (b) the gross negligence or willful misconduct on the part of any Medtronic Indemnitee in performing any activity or exercising its rights under this Agreement; or (c) the Exploitation by Medtronic, its licensees or sublicensees or any of its or their respective Affiliates (not including Acorda and Acorda’s Affiliates, Sublicensees and Distributors) of Medtronic Products in the Territory, including Product Liability Claims; provided that, with respect to any Third Party Claim for which Acorda has an obligation to indemnify any Medtronic Indemnitee pursuant to Section 9.1 and Medtronic has an obligation to indemnify any Acorda Indemnitee pursuant to this Section 9.2, each Party shall indemnify each of the other Party’s Indemnitees for the applicable Losses to the extent of its responsibility, relative to the other Party, for the facts underlying such Third Party Claim.

9.3 Notice of Claim.  All indemnification claims in respect of a Medtronic Indemnitee or an Acorda Indemnitee shall be made solely by Medtronic or Acorda, as applicable (each of Medtronic or Acorda in such capacity, the “Indemnified Party”).  The Indemnified Party shall give the Indemnifying Party prompt written notice (an “Indemnification Claim Notice”) of any Losses or discovery of fact upon which such Indemnified Party intends to base a request for indemnification under Section 9.1 or Section 9.2, but in no event shall the Indemnifying Party be liable for any Losses to the extent that they result from any delay in providing such notice.  Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature

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and amount of such Loss is known at such time).  The Indemnified Party shall furnish promptly to the Indemnifying Party copies of all papers and official documents received in respect of any Losses and Third Party Claims.

9.4 Control of Defense.

9.4.1. Control of Defense.  At its option, the Indemnifying Party may assume the defense of any Third Party Claim by giving written notice to the Indemnified Party within [***] after the Indemnifying Party’s receipt of an Indemnification Claim Notice.  The assumption of the defense of a Third Party Claim by the Indemnifying Party shall not be construed as an acknowledgment that the Indemnifying Party is liable to indemnify any Medtronic Indemnitee or Acorda Indemnitee, as applicable, in respect of the Third Party Claim, nor shall it constitute a waiver by the Indemnifying Party of any defenses it may assert against a Medtronic Indemnitee or an Acorda Indemnitee, as applicable, claim for indemnification.  Upon assuming the defense of a Third Party Claim, the Indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the Indemnifying Party.  In the event the Indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party shall immediately deliver to the Indemnifying Party all original notices and documents (including court papers) received by any Medtronic Indemnitee or Acorda Indemnitee, as applicable, in connection with the Third Party Claim.  Should the Indemnifying Party assume the defense of a Third Party Claim, except as provided in Section 9.4.2, the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses subsequently incurred by such Indemnified Party or any Medtronic Indemnitee or Acorda Indemnitee, as applicable, in connection with the analysis, defense or settlement of such Third Party Claim.  In the event that it is ultimately determined that the Indemnifying Party is not obligated to indemnify, defend or hold harmless a Medtronic Indemnitee or Acorda Indemnitee, as applicable, from and against a Third Party Claim, the Indemnified Party shall reimburse the Indemnifying Party for any and all costs and expenses (including attorneys’ fees and costs of suit) incurred by the Indemnifying Party in its defense of such Third Party Claim.

9.4.2. Right to Participate in Defense.  Without limiting Section 9.4.1, any Indemnified Party shall be entitled to participate in, but not control, the defense of a Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment shall be at the Indemnified Party’s own expense unless (a) the employment thereof and reimbursement of expenses relating thereto has been specifically authorized by the Indemnifying Party in writing, (b) the Indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 9.4.1 (in which case the Indemnified Party shall control the defense) or (c) the interests of the Indemnified Party and any Medtronic Indemnitee or Acorda Indemnitee, as applicable, on the one hand, and the Indemnifying Party, on the other hand, with respect to such Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of all such Persons under Applicable Law, ethical rules or equitable principles.

9.4.3. Settlement.  With respect to any Third Party Claims relating solely to the payment of money damages in connection with a Third Party Claim that shall not result in a Medtronic Indemnitee or an Acorda Indemnitee, as applicable, becoming subject to injunctive or other relief or otherwise adversely affecting the business of such Medtronic Indemnitee or Acorda Indemnitee, as applicable, in any manner and as to which the Indemnifying Party shall have acknowledged in writing the obligation to indemnify such Medtronic Indemnitee or Acorda Indemnitee, as applicable, hereunder, the Indemnifying Party shall have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Third Party Claim, on such terms as the Indemnifying Party, in its sole discretion, shall deem appropriate.  With respect to all other Third Party Claims, where the Indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 9.4.1, the Indemnifying Party shall have authority to consent to the entry of any judgment, enter into any

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settlement or otherwise dispose of such Third Party Claim, provided that it obtains the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed).  The Indemnifying Party shall not be liable for any settlement or other disposition of a Third Party Claim by a Medtronic Indemnitee or an Acorda Indemnitee that is reached without the prior written consent of the Indemnifying Party.  Regardless of whether the Indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party shall not, and the Indemnified Party shall ensure that each Medtronic Indemnitee or Acorda Indemnitee, as applicable, does not, admit any liability with respect to or settle, compromise or discharge, any Third Party Claim without the prior written consent of the Indemnifying Party, such consent not to be unreasonably withheld, conditioned or delayed.

9.4.4. Cooperation.  Regardless of whether the Indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party shall, and shall cause each Medtronic Indemnitee or Acorda Indemnitee, as applicable, to, cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith.  Such cooperation shall include access during normal business hours afforded to the Indemnifying Party to, and reasonable retention by the Indemnified Party and any Medtronic Indemnitee or Acorda Indemnitee, as applicable, of, records and information that are reasonably relevant to such Third Party Claim, and making all Medtronic Indemnitees or Acorda Indemnitees, as applicable, and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder; provided, that neither Party shall be required to disclose legally privileged information unless and until procedures reasonably acceptable to such Party are in place to protect such privilege, and the Indemnifying Party shall reimburse the Indemnified Party for all its reasonable out-of-pocket expenses in connection therewith.

9.4.5. Expenses.  Except as provided above, the costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party in connection with any claim shall be reimbursed on a Calendar Quarter basis by the Indemnifying Party, without prejudice to the Indemnifying Party’s right to contest the right to indemnification of any Medtronic Indemnitee or Acorda Indemnitee, as applicable, subject to refund in the event the Indemnifying Party is ultimately held not to be obligated to indemnify a Medtronic Indemnitee or Acorda Indemnitee, as applicable.

9.4.6. Proceedings in Respect of Intellectual Property.  Notwithstanding the foregoing provisions of this Article 9, the Parties’ respective rights to control the prosecution, defense or enforcement of Licensed Patents, Licensed Know-How or Product Trademarks under Article 5 shall be subject to the provisions of Article 5 (but if such claims are Third Party Claims subject to indemnification and defense under this Article 9, the costs and expenses with respect to such defense, and liability with respect to such claims, shall be allocated as set forth in this Article 9).

9.5 Limitation on Damages and Liability.  [***].

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9.6 Insurance.  Each Party shall have and maintain such type and amounts of liability insurance covering the Exploitation of Acorda Products or Medtronic Products, as applicable, by or on behalf of such Party as is normal and customary in the pharmaceutical or medical device industry, as applicable, for parties similarly situated, and shall upon request provide the other Party with a copy of its policies of insurance in that regard, along with any amendments and revisions thereto.

ARTICLE 10
TERM AND TERMINATION

10.1 Term.  This Agreement shall commence on the Effective Date and shall continue in each country in the Territory until such time as Acorda no longer owes any royalty payments under this Agreement with respect to such country, unless earlier terminated in accordance with this Article 10 (such period, the “Term”).

10.2 Termination of this Agreement in its Entirety for Material Breach.  In the event that either Party (the “Breaching Party”) shall be in material breach in the performance of any of its material obligations under this Agreement, in addition to any other right and remedy the other Party (the “Complaining Party”) may have, the Complaining Party may terminate this Agreement, in its entirety upon [***] prior written notice (the “Termination Notice Period”) to the Breaching Party, specifying the breach and its claim of right to terminate; provided always that the termination shall not become effective at the end of the Termination Notice Period if the Breaching Party cures the breach complained of during the Termination Notice Period (or, if such breach cannot be cured within such [***] period, if the Breaching Party commences actions to cure such breach within the Termination Notice Period and thereafter diligently continues such actions).

10.3 Termination by Acorda.  Acorda shall have the right in its sole discretion to terminate this Agreement in its entirety or with respect to one or more countries in the Territory upon [***] prior written notice to Medtronic.

10.4 Termination by Medtronic. In the event that Acorda fails to comply with any Applicable Law in any country in connection with the Exploitation of Exclusive Products or Licensed Products under this Agreement, Medtronic may, if such non-compliance is ongoing, terminate this Agreement in such country upon [***] prior written notice to Acorda, specifying such failure to comply (and subject to the resolution of any dispute with respect to such termination pursuant to Section 11.7); provided always that the termination shall not become effective at the end of such notice period if Acorda ceases the non-compliance during the notice period (or, if such non-compliance cannot be terminated within such [***] period, if Acorda commences actions to cease such non-compliance within the notice period and thereafter diligently continues such actions).  Each separate violation of Applicable Law shall require a separate notice, cure period and termination under this Section 10.4.

10.5 Termination Upon Insolvency.  Either Party may terminate this Agreement if, at any time, the other Party files in any court or agency pursuant to any statute or regulation of any state, country or jurisdiction, a petition in bankruptcy or insolvency or for reorganization or for an arrangement

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or for the appointment of a receiver or trustee of such other Party or of its assets, or if the other Party proposes a written agreement of composition or extension of its debts, or if the other Party is served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within [***] after the filing thereof, or if the other Party proposes or is a party to any dissolution or liquidation, or if the other Party makes an assignment for the benefit of its creditors.

10.6 Rights in Bankruptcy.  All rights and licenses granted under or pursuant to this Agreement by Acorda or Medtronic are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code.  The Parties agree that the Parties, as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code.  The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against either Party under the U.S. Bankruptcy Code, the Party that is not a party to such proceeding shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in the non-subject Party’s possession, shall be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon the non-subject Party’s written request therefor, unless the Party subject to such proceeding elects to continue to perform all of its obligations under this Agreement or (b) if not delivered under (a) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-subject Party.

10.7 Consequences of Termination.

10.7.1. Effect on Licenses, Regulatory Approvals and Patent and Other Intellectual Property Rights.  Upon any termination of this Agreement with respect to one or more countries in the Territory or in its entirety pursuant to Section 10.2, 10.3 or 10.4, (i) all licenses granted by Medtronic to Acorda pursuant to Section 3.1 shall terminate with respect to the terminated countries in the Territory (or, in the event of a termination of this Agreement in its entirety, with respect to the entire Territory); (ii) Acorda shall relinquish its rights under and assign and cause its Affiliates and Sublicensees to assign all of their rights, title and interest, if any, in and to the Regulatory Approvals, Regulatory Documentation and Product Data, to Medtronic or its designee, in each case solely (A) to the extent relating solely to the terminated countries in the Territory (or, in the event of a termination of this Agreement in its entirety, with respect to the entire Territory), and (B) to the extent such Regulatory Approvals, Regulatory Documentation and Product Data were previously assigned to Acorda by Medtronic pursuant to Section 3.2; (iii) Acorda and Medtronic shall each have the right to practice the Joint Patents and the Joint Know-How in the terminated countries in the Territory (or, in the event of a termination of this Agreement in its entirety, throughout the entire Territory) (including by Exploiting products, including Exclusive Products and Licensed Products, under such rights and Know-How); (iv) Acorda shall cease the Exploitation of all Licensed Products and Exclusive Products in the terminated countries in the Territory (or, in the event of a termination of this Agreement in its entirety, with respect to the entire Territory) except in the event of any termination by Acorda pursuant to [***]; and (v) all Product Data required to be assigned to Medtronic or its designee pursuant to clause (ii) of this Section 10.7.1 shall thereafter cease to be deemed to be the Confidential Information of Acorda and shall thereafter be deemed to be Medtronic’s Confidential Information.  In the event of any termination of this Agreement in its entirety by Medtronic for Acorda’s material breach pursuant to Section 10.2 or pursuant to Section 10.4 or by Acorda pursuant to Section 10.3, the non-compete restrictions set forth in Section 2.4 with respect to Medtronic and its Affiliates will immediately cease and have no further effect.

10.7.2. Right to Sell Stock on Hand.  Notwithstanding the termination of Acorda’s licenses and other rights under this Agreement in its entirety or with respect to particular

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countries, as the case may be, unless such termination is the result of the breach or insolvency of Acorda, Acorda shall have the right for [***] after the effective date of such termination with respect to each country with respect to which such termination applies (or with respect to all countries in the case of termination of this Agreement in its entirety) to sell or otherwise dispose of all Exclusive Product and Licensed Product then in its inventory and any in-progress inventory, in each case that is intended for sale or disposition in such countries, as though this Agreement had not terminated with respect to such countries, and such sale or disposition shall not constitute infringement of Medtronic’s or its Affiliates’ Patent or other intellectual property rights.  For the avoidance of doubt, Acorda shall continue to make payments thereon as provided in Article 4.

10.7.3. Remedies.  Except as otherwise expressly provided herein, termination of this Agreement, in whole or in part, in accordance with the provisions hereof shall not limit remedies which may otherwise be available in law or equity.

10.7.4. Effect of Termination on Sublicenses.  Termination of this Agreement by Medtronic pursuant to Section 10.2 or 10.4 shall not terminate any sublicense granted by Acorda pursuant to Section 3.1 with respect to a Sublicensee; provided that (a) such Sublicensee is not in breach of any provision of this Agreement or the applicable sublicense agreement, (b) such Sublicensee shall perform all obligations of Acorda under this Agreement that are applicable to the sublicensed rights, and (c) Medtronic shall have all rights with respect to any and all Sublicensees as it had hereunder with respect to Acorda prior to termination of this Agreement with respect to Acorda.

10.8 Accrued Rights; Surviving Obligations.

10.8.1. Accrued Rights.  Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued, including rights to payments, to the benefit of a Party prior to such termination or expiration.  Such termination or expiration shall not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement, including any obligation of either party to pay any amount which became due and payable under the terms and conditions of this Agreement prior to expiration or such termination.

10.8.2. Survival.  Without limiting the foregoing, Sections 2.4, 3.1.7 (in the circumstances set forth therein), 4.3.2(c), 4.5 through 4.9 (with respect to payments arising during the Term), 4.10, 5.1, 8.4, 10.6, 10.7 and this 10.8, and Articles 6, 7, 9 (other than Section 9.6) and 11 of this Agreement shall survive the termination or expiration of this Agreement for any reason.

ARTICLE 11
MISCELLANEOUS

11.1 Force Majeure.  Neither Party shall be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement (other than an obligation to make payments) when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing Party, including fires, floods, earthquakes, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not), terrorist acts, insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances (whether involving the workforce of the non-performing Party or of any other Person), acts of God or acts, omissions or delays in acting by any governmental authority (each, a “Force Majeure Event”).  The non-performing Party shall notify the other Party of a Force Majeure Event within [***] after the occurrence of such Force Majeure Event by giving written notice to the other Party stating the nature of such Force Majeure Event, its anticipated duration, and any action being taken to avoid or minimize its effect.  The suspension of performance shall be of no greater scope and no

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longer duration than is necessary and the non-performing Party shall use commercially reasonable efforts to remedy its inability to perform.  In the event that such suspension of performance lasts for more than [***] and in the absence of such Force Majeure Event such suspension of performance would be a material breach of this Agreement, such other Party shall have the right to terminate this Agreement pursuant to Section 10.2.

11.2 Provision of Privileged Information.  With respect to any Product Data, Licensed Know-How, Joint Know-How, correspondence, files, patentability reports, search results, inventor notebooks, documents, reports or other Information required to be provided or made available by a Party or its Affiliates to the other Party and its respective Affiliates pursuant to Sections 2.1.1, 2.1.2, 5.2.4, 5.3.3 or 5.5.2 that is subject to legal privilege or Third Party confidentiality obligations (collectively, the “Required Information”), the Party (or its Affiliate(s)) with the obligation to provide or make available such Required Information shall, prior to providing or making available the Required Information and without waiving any available privilege or violating any confidentiality obligations, furnish the other Party with such description of the Required Information as is necessary for the other Party to assess whether it wishes to receive such Required Information and the nature of any Third Party confidentiality obligations to which such Required Information is subject.  If the receiving Party still wishes to receive such Required Information, the delivering Party shall (and shall cause its Affiliates to) enter into such agreements with the receiving Party as the receiving Party may reasonably request to preserve any privilege and confidential treatment of any such Required Information.

11.3 Export Control.  This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States or other countries that may be imposed on or related to the Parties from time to time.  Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity in accordance with Applicable Law.

11.4 Assignment.  Without the prior written consent of the other Party hereto, neither Party shall sell, transfer, assign, delegate, pledge or otherwise dispose of this Agreement or any of its rights or duties hereunder; provided, however, that either Party may, without such consent, assign this Agreement and its rights and obligations hereunder to an Affiliate or to its successor entity or acquiror in the event of a merger, consolidation, other Change of Control or any sale, transfer or assignment of the business of such Party related to Exclusive Products and Licensed Products; provided, further, with respect to an assignment to an Affiliate, such assigning Party shall remain responsible for the performance by such Affiliate of the rights and obligations hereunder.  Any attempted assignment or delegation in violation of the preceding sentence shall be void and of no effect.  All validly assigned and delegated rights and obligations of the Parties hereunder shall be binding upon and inure to the benefit of and be enforceable by and against the successors and permitted assigns of Medtronic or Acorda, as the case may be.  In the event either Party seeks and obtains the other Party’s consent to assign or delegate its rights or obligations to a Third Party, the assignee or transferee shall assume all obligations of its assignor or transferor under this Agreement.

11.5 Severability.  To the fullest extent permitted by Applicable Law, the Parties waive any provision of law that would render any provision in this Agreement invalid, illegal, or unenforceable in any respect.  If any provision of this Agreement is held to be invalid, illegal, or unenforceable, in any respect, then such provision will be given no effect by the Parties and shall not form part of this Agreement.  To the fullest extent permitted by Applicable Law and if the rights or obligations of any Party will not be materially and adversely affected, all other provisions of this Agreement shall remain in full force and effect, and the Parties shall use their best efforts to negotiate a provision in

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replacement of the provision held invalid, illegal, or unenforceable that is consistent with Applicable Law and achieves, as nearly as possible, the original intention of the Parties.

11.6 Governing Law, Jurisdiction, Venue and Service.

11.6.1. Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.  The Parties agree to exclude the application to this Agreement of the United Nations Convention on Contracts for the International Sale of Goods.

11.6.2. Jurisdiction.  Subject to Section 11.7.4 and Section 11.11, the Parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York for any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement, and agree not to commence any action, suit or proceeding (other than appeals therefrom) related thereto except in such courts.  The Parties irrevocably and unconditionally waive their right to a jury trial.

11.6.3. Venue.  The Parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement in the courts of the State of New York or in the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

11.6.4. Service.  Each Party further agrees that service of any process, summons, notice or document by registered mail to its address set forth in Section 11.8.2 shall be effective service of process for any action, suit or proceeding brought against it under this Agreement in any such court.

11.7 Dispute Resolution.

11.7.1. General.  Subject to Section 11.7.4, if a dispute arises between the Parties in connection with the interpretation, validity or performance of this Agreement or any document or instrument delivered in connection herewith (a “Dispute”), then either Party shall have the right to refer such Dispute to its Authorized Representative for attempted resolution by good faith negotiations during a period of [***].  For purposes of this Section 11.7, an “Authorized Representative” shall mean an in-house counsel or senior executive who has authority to resolve the Dispute on behalf of the Parties.  The Authorized Representatives shall confer as often as the Parties reasonably deem necessary in order to gather and furnish to the other all information with respect to the matter in issue, which the Parties believe to be appropriate and germane in connection with its resolution.  The Authorized Representatives shall discuss the problem and negotiate in good faith in an effort to resolve the Dispute without the necessity of any formal proceeding.  The specific format for the discussions will be left to the discretion of the Authorized Representatives, but may include the preparation of agreed-upon statements of fact or written statements of position.  The Parties agree that any such written statements will be prepared in connection with settlement negotiations, and as such will be protected under FRE 408 and shall not be used against the Party who prepared such statement unless it is subsequently introduced by the preparing Party in formal proceedings.  Any final decision mutually agreed to by the Authorized Representatives in writing shall be conclusive and binding on the Parties.  If the Authorized Representatives are not able to agree on the resolution of a Dispute within such period, either Party may, by written notice to the other Party, elect to initiate mediation pursuant to Section 11.7.2 for purposes of having the Dispute resolved.

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Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted
portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission

11.7.2. Mediation. Subject to Section 11.7.4, any Dispute that cannot be resolved by the Authorized Representatives pursuant to Section 11.7.1, may be submitted to non-binding mediation under the then-current CPR Mediation Procedure within [***] following the close of the period for informal negotiations under Section 11.7.1. Either Party may commence mediation by sending written notice to the other Party requesting mediation. The mediation shall be held within [***] of the request for mediation. The venue of mediation shall be in New York City, New York, and the Parties will cooperate with one another to select a single mediator who is based in New York City, New York. If the Parties cannot agree on a mediator within [***] of the written mediation notice, they will notify CPR of their need for assistance in selecting a mediator, informing CPR of any preferences as to matters such as candidates’ mediation style, subject matter expertise and geographic location. The mediator shall be selected from the CPR Panels of Neutrals.  The mediator shall apply the substantive law of the State of New York in construing or interpreting this Agreement. The Parties covenant that they shall participate in the mediation in good faith, and that they shall share equally in its costs. Should the Parties fail to resolve the matter through mediation, either Party may commence litigation as set forth in Section 11.7.3 below. All proceedings and decisions of the mediator shall be deemed Confidential Information of each of the Parties, and shall be subject to Article 7.

11.7.3. Litigation. If, after completion of the required dispute resolution procedures provided in Sections 11.7.1 and 11.7.2, a Dispute between the Parties remains, any Party may commence a proceeding regarding such Dispute in the jurisdiction set forth in Section 11.6.2.

11.7.4. Interim Relief.  Notwithstanding anything herein to the contrary, nothing in this Agreement shall preclude either Party from seeking interim or provisional relief, including a temporary restraining order, preliminary injunction, interlocutory decree, preliminary receivership, or other interim equitable relief concerning a Dispute in any court of competent jurisdiction.  This Section 11.7.4 shall be specifically enforceable.

11.8 Notices.

11.8.1. Notice Requirements.  Any notice, request, demand, waiver, consent, approval or other communication permitted or required under this Agreement shall be in writing, shall refer specifically to this Agreement and shall be deemed given only if delivered by hand or sent by facsimile transmission (with transmission confirmed) or by internationally recognized overnight delivery service that maintains records of delivery, addressed to the Parties at their respective addresses specified in Section 11.8.2 or to such other address as the Party to whom notice is to be given may have provided to the other Party in accordance with this Section 11.8.  Such notice shall be deemed to have been given as of the date delivered by hand or transmitted by facsimile (with transmission confirmed) or on the third Business Day (at the place of delivery) after deposit with an internationally recognized overnight delivery service.  Any notice delivered by facsimile shall be confirmed by a hard copy delivered as soon as practicable thereafter.  This Section 11.8 is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

Execution Copy

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted
portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission

11.8.2. Address for Notice.

If to Acorda, to:
Acorda Therapeutics, Inc.
15 Skyline Drive
Hawthorne, NY 10532
Attention: Chief Executive Officer
Facsimile: 914-347-4560

with a copy to (which shall not constitute notice):
General Counsel

If to Medtronic, to:
Medtronic, Inc.
710 Medtronic Parkway NE
Minneapolis, MN 55432-5604

with separate copies (which shall not constitute notice)

Attention:   General Counsel
      Mail Stop LC400
Facsimile No.:  (763) 572-5459

and

Attention:              Vice President and Chief Development Officer
Mail Stop LC270
Facsimile No.:  (763) 505-2542

11.9 Entire Agreement; Amendments.  This Agreement, together with the Schedules and Exhibits attached hereto, sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and all prior agreements, understandings, promises and representations, whether written or oral, with respect thereto are superseded hereby.  Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth herein.  No amendment, modification, release or discharge shall be binding upon the Parties unless in writing and duly executed by authorized representatives of both Parties.

11.10 English Language.  This Agreement shall be written and executed in, and all other communications under or in connection with this Agreement shall be in, the English language.  Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

11.11 Equitable Relief.  The Parties acknowledge and agree that the restrictions set forth in Section 2.4 and Article 7 are reasonable and necessary to protect the legitimate interests of the other Party and that such other Party would not have entered into this Agreement in the absence of such restrictions, and that any breach or threatened breach of any provision of Section 2.4 or Article 7 may result in irreparable injury to such other Party for which there will be no adequate remedy at law.  In the event of a breach or threatened breach of any provision of Section 2.4 or Article 7, the non-breaching Party shall be authorized and entitled to obtain from any court of competent jurisdiction injunctive relief, whether preliminary or permanent, specific performance and an equitable accounting of all earnings, profits and other benefits arising from such breach, which rights shall be cumulative and in addition to any other rights or remedies to which such non-breaching Party may be entitled in law or equity.  Both

Execution Copy

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted
portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission

Parties agree to waive any requirement that the other (a) post a bond or other security as a condition for obtaining any such relief and (b) show irreparable harm, balancing of harms, consideration of the public interest or inadequacy of monetary damages as a remedy.  Nothing in this Section 11.11 is intended, or should be construed, to limit either Party’s right to equitable relief or any other remedy for a breach of any other provision of this Agreement.

11.12 Waiver and Non-Exclusion of Remedies.  Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition.  The waiver by either Party of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by the other Party whether of a similar nature or otherwise.

11.13 No Benefit to Third Parties.  The representations, warranties, covenants and agreements set forth in this Agreement are for the sole benefit of the Parties and their successors and permitted assigns, and they shall not be construed as conferring any rights on any other Persons.

11.14 Further Assurance.  Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes hereof, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.

11.15 Relationship of the Parties.  It is expressly agreed that Acorda, on the one hand, and Medtronic, on the other hand, shall be independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture or agency.  Neither Acorda, on the one hand, nor Medtronic, on the other hand, shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written consent of the other Party to do so.  All persons employed by a Party shall be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such Party.

11.16 Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may be executed by facsimile or other electronic signatures and such signatures shall be deemed to bind each Party as if they were original signatures.

11.17 References.  Unless otherwise specified, (a) references in this Agreement to any Article, Section or Schedule means references to such Article, Section or Schedule of this Agreement, (b) references in any section to any clause are references to such clause of such section and (c) references to any agreement, instrument or other document in this Agreement refer to such agreement, instrument or other document as originally executed or, if subsequently varied, replaced or supplemented from time to time, as so varied, replaced or supplemented and in effect at the relevant time of reference thereto.

11.18 Construction.  Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or).  The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement.  The term “including” as used herein means including, without limiting the generality of any description preceding such term. The

Execution Copy

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted
portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party.

[SIGNATURE PAGE FOLLOWS.]

Execution Copy

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted
portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission

THIS AGREEMENT IS EXECUTED by the authorized representatives of the Parties as of the date first written above.

Acorda Therapeutics, Inc.		Medtronic, Inc.
By:	/s/Ron Cohen	By:	/s/Chad Cornell
Name:	Ron Cohen	Name:	Chad Cornell
Title:	President & CEO	Title:	V.P. Corp. Dev.

Warsaw Orthopedic, Inc.
By:	/s/Gary L. Ellis
Name:	Gary L. Ellis
Title:	Vice President

 Execution Copy

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted
portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission.

Schedule 1.8
Assigned Trademarks

Mark	Serial Number	Filing Date	Status
Neuroshield	77344742	December 5, 2007	Allowed

 Execution Copy

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted
portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission.

Schedule 1.108
Scheduled Patents

Medtronic File No.	Country	Application No.	Filing Date	Status	Title	Party with Primary Prosecution Rights
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Execution Copy

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted
portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission.

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

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Execution Copy

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted
portions, which are marked with brackets [     ] and an asterisk*, have been separately filed with the Commission.

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

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